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                          SECURITIES PURCHASE AGREEMENT

                                   DATED AS OF

                                  JUNE 30, 1997

                                  BY AND AMONG

                        AUTOBOND ACCEPTANCE CORPORATION,

                                 AS THE ISSUER,

                                       AND

                           LION CAPITAL PARTNERS, L.P.

                                       AND

                     INFINITY EMERGING OPPORTUNITIES LIMITED

                                AS THE PURCHASERS






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                          SECURITIES PURCHASE AGREEMENT

        AGREEMENT, dated as of June 30, 1997, among AutoBond Acceptance Corporation (the "Company"), and LION CAPITAL PARTNERS, L.P., a Texas limited partnership and INFINITY EMERGING OPPORTUNITIES LIMITED, a Nevis West Indies business corporation (collectively, the "Purchasers").

        The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        SECTION 1.1. DEFINITIONS. The following terms, as used herein, have the following meanings:

        "Additional Shares" has the meaning set forth in the Registration Rights Agreement.

        "Affiliate" means, with respect to any Person (the "Subject Person"),
(i) any other Person (a "Controlling Person") that directly, or indirectly through one or more intermediaries, Controls the Subject Person or (ii) any other Person (other than the Subject Person or a Consolidated Subsidiary of the Subject Person) which is Controlled by or is under common Control with a Controlling Person.

        "Agreement" means this Securities Purchase Agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

        "Asset Sale" has the meaning set forth in Section 7.20.

        "AutoBond Manual" means that manual in effect on the date hereof, as amended, supplemented or otherwise modified from time to time, which sets forth the appropriate standards for determining which Finance Contracts owned, held or acquired by the Company may be sold or contributed to special purpose corporations and/or trusts established by the Company for the purpose of securitizing same.

        "Balance Sheet" has the meaning set forth in Section 4.5

        "Balance Sheet Date" has the meaning set forth in Section 4.5.

        "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by the Company.



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        "Benefit Plans" has the meaning set forth in Section 4.7(b).

        "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to close.

        "Call Date" has the meaning as set forth in Section 3.2(b).

        "Capital Expenditures" means any expenditure by the Company or any Subsidiary for an asset which will be used in a year or years subsequent to the year in which the expenditure is made and which asset is properly classifiable in relevant financial statements as property, equipment, improvements or fixed assets, or a similar type of capitalized asset in accordance with GAAP.

        "Capital Reorganization" has the meaning set forth in Section 10.5.

        "Cash Equivalents" means (i) securities issued or directly and fully guaranteed or insured as to principal and interest by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof), maturing within one year of the date of acquisition, (ii) time deposits and certificates of deposit of any domestic commercial bank having combined capital, surplus and undivided profits of not less than $100,000,000 (including a domestic branch of a foreign bank) whose outstanding senior long-term debt securities are rated, or that is a wholly owned Subsidiary of a bank holding company whose outstanding senior long-term debt securities are rated, either A-or higher by Standard & Poor's Ratings Service or A3 or higher by Moody's Investors Service, Inc., maturing within one year of the date of acquisition,
(iii) repurchase obligations with a term of not more than 7 days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper rated at least A-1 or the equivalent thereof by Standard & Poor's Ratings Service or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc., maturing within one year after the date of acquisition and (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above.

        "Cash Flow Coverage Ratio" means the ratio of Consolidated EBITDA to Consolidated Fixed Charges.

        "Change of Control" means (i) after the date of this Agreement any person or group of persons (within the meaning of Sections 13 and 14 of the Exchange Act and the rules and regulations of the Commission relating to such Sections) shall have acquired beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 promulgated by the Commission pursuant to the Exchange Act) of 33 1/3% or more of the outstanding shares of Common Stock of the Company, (ii) any sale or other disposition (other than by reason of death or disability) of any Common Stock of the Company held by any of William Winsauer, John S. Winsauer and Adrian Katz resulting in such Persons owning, in the aggregate less than 50.1% of the outstanding shares of such Common Stock; or (iii) individuals constituting the board of directors of the Company on the date hereof (together with any new directors whose election by such board of directors or whose



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nomination for election by the stockholders of the Company was approved by a vote of at least 50.1% of the directors then still in office who were either directors as of the date hereof or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Company then in office.

        "Closing Bid Price" shall mean the closing bid price of the Company's Common Stock as reported by Bloomberg L.P. on the Nasdaq Market or, if not reported by Bloomberg, L.P. on the Nasdaq Market, as reported by such other exchange or market where the Common Stock is then traded.

        "Closing Date" means the date on which all of the conditions set forth in Sections 6.1 and 6.2 shall have been satisfied and the Securities have been issued by the Company and the Purchase Price paid by the Purchasers.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Collateral" has the meaning set forth in the Security Agreement.

        "Commission" means the Securities and Exchange Commission or any entity succeeding to all of its material functions.

        "Common Stock" means the common stock, no par value per share, of the Company.

        "Company" means AutoBond Acceptance Corporation, a corporation incorporated under the laws of Texas, and its successors.

        "Company Corporate Documents" means the certificate of incorporation and by-laws of the Company.

        "Consolidated EBITDA" means, without duplication, with respect to the Company for any period the sum of (a) Consolidated Net Earnings after taxes and
(b) the sum of (i) interest expense for such period, (ii) federal, state and local income taxes deducted in determining such net income, (iii) amortization of goodwill and other intangibles (including, without limitation, deferred financing costs and debt discount) deducted in determining such net income and
(iv) depreciation, depletion and obsolescence of property, in each case, determined in accordance with GAAP.

        "Consolidated Fixed Charges" means, for any period, the sum of (i) cash interest payable on all Debt of the Company and its Consolidated Subsidiaries during such period plus (ii) rentals payable by the Company and its Consolidated Subsidiaries under leases of real or personal, or mixed, property during such period and (iii) principal amounts of all Debt of the Company and its Consolidated Subsidiaries payable during such period resulting from borrowings or the granting of credit (other than normal trade credit) plus (iv) the amount of Capital Expenditures of the Company and its Consolidated Subsidiaries during such period; provided, however, Consolidated Fixed Charges shall not include non-recourse Debt issued by any Consolidated Subsidiary of the



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Company in connection with warehousing or securitization transactions entered into in the ordinary course of its business.

        "Consolidated Net Earnings" means, at any date, the consolidated net income (or loss) of the Company determined on a consolidated basis, provided there shall be excluded therefrom (a) the net income (but not net loss) of any Subsidiary of the Company which is subject to restrictions which prevent or limit the payment of dividends or the making of distributions to the Company to the extent of such restrictions, (b) the net income of any Person that is not a Subsidiary of the Company except to the extent of the amount of dividends or other distributions actually paid in cash to the Company by such other Person during such period, (c) gains or losses on asset dispositions by the Company or its Subsidiaries other than the sale of Finance Contracts pursuant to a securitization consummated in accordance with the terms of the AutoBond Manual,
(d) all extraordinary gains and extraordinary losses and (e) the net income of any Person accrued prior to the date it becomes a Consolidated Subsidiary of the Company or is merged into or consolidated with the Company.

        "Consolidated Subsidiary" means at any date with respect to any Person any Subsidiary or other entity, the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date.

        "Control" (including, with correlative meanings, the terms "Controlling," "Controlled by" and under "common Control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise .

        "Conversion Date" shall mean the date of delivery (including delivery via telecopy) of a Notice of Conversion for all or a portion of a Convertible Note by the holder thereof to the Company and the Transfer Agent.

        "Conversion Price" shall mean the formula F/P where F = the outstanding principal amount of the Convertible Note being converted, and P = the lesser of
(x) the Maximum Conversion Price and (y) 85% of the average of the five (5) lowest Closing Bid Prices during the Lookback Period.

        "Convertible Notes" means the Company's 18% senior secured convertible promissory notes substantially in the form set forth as Exhibit A hereto.

        "Deadline" has the meaning set forth in Section 9.3.

        "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments issued by such Person, (iii) all obligations of such Person as lessee which (y) are capitalized in accordance with GAAP or (z) arise pursuant to sale-leaseback transactions, (iv) all reimbursement obligations of such Person in respect of letters of credit or other similar instruments, (v) all Debt of others secured by a Lien on any asset of such Person,



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whether or not such Debt is otherwise an obligation of such Person and (vi) all
Debt of others Guaranteed by such Person.

        "Debt Financing" means a public or private financing consummated (meaning closing and funding) through the issuance of debt securities (or securities convertible into or exchangeable for debt securities) of the Company, other than Permitted Debt Financings.

        "Default" means any event or condition which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

        "Default Fee" has the meaning set forth in the Registration Rights Agreement.

        "Derivative Securities" has the meaning set forth in Section 9.2.

        "Designated Subsidiary" means those Subsidiaries of the Company known as
(1) AutoBond Funding Corporation 1995-A, (2) AutoBond Funding Corporation 1996-A, (3) AutoBond Funding Corporation 1996-B, and (4) AutoBond Funding Corporation 1996-C.

        "Discounted Equity Offerings" has the meaning set forth in Section 9.2.

        "Directors" means the individuals then serving on the board of directors or similar such management council of the Company.

        "Early Repayment Price" has the meaning set forth in Section 3.2(b).

        "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the cleanup or other remediation thereof.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

        "ERISA Group" means the Company and each Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Subsidiary, are treated as a single employer under the Code.

        "Event of Default" has the meaning set forth in Article XI hereof.



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        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Finance Contracts" means fixed rate, closed end consumer installment finance contracts acquired by the Company in the ordinary course of its business arising from the sale of new and used automobiles, vans and light-duty trucks.

        "Financing Documents" means this Agreement, the Warrants, the Transfer Agent Agreement, the Registration Rights Agreement, the Security Agreement and the Convertible Notes.

        "First Required Effectiveness Date" has the meaning set forth in the Registration Rights Agreement.

        "Fixed Price(s)" has the meaning set forth in Section 10.1.

        "Funded Debt" shall mean any and all non-convertible and/or convertible debt financings where the holder of such debt may not acquire shares of Common Stock at a price less than the prevailing Market Price on the date of issuance or, if such debt has a conversion price based on any formula (other than standard anti-dilution provisions) based on the Market Price on a date later than the date of issuance, the date of conversion of such debt, (whether through discounts to the Market Price at the time of issuance or conversion (if applicable), warrants or other equity components, or commissions or fees in excess of ordinary placement or underwriting commissions or fees).

        "Formula Price" has the meaning set forth in Section 3.3(c).

        "GAAP" has the meaning set forth in Section 1.2.

        "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing (whether by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain a minimum net worth, financial ratio or similar requirements, or otherwise) any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or
(ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term Guarantee used as a verb has a corresponding meaning.

        "Hazardous Materials" means any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances or petroleum products (including crude oil or any derivative or fraction thereof), defined or regulated as such in or under any Environmental Laws.





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        "Intellectual Property" has the meaning set forth in Section 4.19.

        "Investment" means any investment in any Person, whether by means of share purchase, partnership interest, capital contribution, loan, time deposit or otherwise.

        "Lien" means, any lien, mechanic's lien, materialmen's lien, lease, easement, charge, encumbrance, mortgage, conditional sale agreement, title retention agreement, agreement to sell or convey, option, claim, title imperfection, encroachment or other survey defect, pledge, restriction, security interest or other adverse claim, whether arising by contract or under law or otherwise (including, without limitation, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

        "Limitation on Conversion" has the meaning set forth in Section 9.5.

        "Listing Applications" shall have the meaning set forth in Section 4.3.

        "Lookback Period" shall mean each of the sixty (60) Trading Days immediately preceding the Conversion Date or the applicable date of repayment (as specified by Section 3.2 herein), as the case may be.

        "Majority Holders" means (i) as of the Closing Date, the Purchasers and
(ii) at any time thereafter, the holders of more than 50% in aggregate principal amount of the Convertible Notes outstanding at such time.

        "Majority Stockholders" shall have the meaning set forth in Section 8.4.

        "Make-Whole Amount" means, with respect to any Convertible Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Convertible Note over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

               "Called Principal" means, with respect to any Convertible Note, the principal of such Convertible Note that is to be prepaid or has become or is declared to be immediately due and payable, as the context requires.

               "Discounted Value" means, with respect to the Called Principal of any Convertible Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Convertible Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.




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               "Reinvestment Yield" means, with respect to the Called Principal of any Convertible Note, the yield to maturity implied by (a) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" of the Bloomberg Financial Markets Services Screen (or, if not available, any other national recognized trading screen reporting on-line intraday trading in the U.S. Treasury securities) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (i) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

               "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (i) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by
        (ii) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

               "Remaining Scheduled Payments" means, with respect to the Called Principal of any Convertible Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Convertible Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

               "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid or has become or is declared to be immediately due and payable, as the context requires.

        "Market Price" shall mean the Closing Bid Price of the Common Stock preceding the date of determination.




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        "Material Plan" means at any time a Plan or Plans having aggregate
Unfunded Liabilities in excess of $500,000.

        "Maturity Date" shall mean the date of maturity of the Convertible Notes; specifically, June 30, 2000.

        "Maximum Conversion Price" shall mean $5.00, as such price is adjusted as provided herein.

        "Minimum Number" has the meaning set forth in the Transfer Agent Agreement.

        "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

        "Nasdaq Market" means the Nasdaq Stock Market's National Market.

        "Net Cash Proceeds" means, with respect to any transaction, the total amount of cash proceeds received by the Company or any Subsidiary less (i) reasonable underwriters' fees, brokerage commissions, reasonable professional fees and other customary out-of-pocket expenses payable in connection with such transaction, and (ii) in the case of dispositions of assets, (A) actual transfer taxes (but not income taxes) payable with respect to such dispositions, and (B) the amount of Debt, if any, secured by a Lien on the asset or assets disposed of and required to be, and actually repaid by the Company or any Subsidiary in connection therewith, and any trade payables specifically relating to such asset or assets sold by the Company or any Subsidiary that are not assumed by the purchaser of such asset or assets.

        "Notice of Conversion" means the form to be delivered by a holder of a Convertible Note upon conversion of all or a portion thereof to the Transfer Agent and the Company substantially in the form of Exhibit B attached hereto.

        "Notice of Exercise" means the form to be delivered by a holder of a Warrant upon exercise of all or a portion thereof to the Company substantially in the form of Exhibit C attached hereto.

        "Officer's Certificate" shall mean a certificate executed by the President, chief executive officer or chief financial officer of the Company in the form of Exhibit G attached hereto.

        "Other Taxes" has the meaning set forth in Section 3.6(b).

        "Par Value Redemption Price" has the meaning set forth in Section
3.2(d).




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        "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

        "Permits" means all domestic and foreign licenses, permits and approvals required for the full operation of the Company and the Subsidiaries, including state, federal, city and county permits and approvals.

        "Permitted Debt" has the meaning set forth in Section 7.8.

        "Permitted Debt Financings" shall mean (i) Permitted Debt and (ii) Funded Debt not to exceed $10,000,000 in the aggregate.

        "Permitted Transferee" means any Person that acquires the Convertible Notes or Warrants, or the shares of Common Stock issuable upon conversion of the Convertible Notes or exercise of the Warrants, in compliance with Article VIII other than any Person who acquires such Convertible Notes, Warrants or shares of Common Stock issuable upon conversion or exercise thereof (i) in a public offering or (ii) in the open market, pursuant to sales under Rule 144 of the Securities Act or otherwise.

        "Person" means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind.

        "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

        "Principal Transactions" means the payment of fees and expenses relating to the issuance and sale of the Securities.

        "Purchase Price" means the purchase price for the Securities set forth in Section 2.1 hereof.

        "Purchasers" means, collectively, those entities listed in the introduction to this Agreement and their successors and assigns, including holders from time to time of the Convertible Notes.

        "Registrable Securities" has the meaning set forth in the Registration Rights Agreement.

        "Registration Maintenance Period" has the meaning set forth in the Registration Rights Agreement.




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        "Registration Statement" has the meaning set forth in Section 9.1(b).

        "Registration Rights Agreement" means the agreement between the Company and the Purchasers dated the date hereof substantially in the form set forth in Exhibit D attached hereto.

        "Restricted Payment" means, with respect to any Person, (i) any dividend or other distribution on any shares of capital stock of such Person (except dividends payable solely in shares of capital stock of the same or junior class of such Person and dividends from a wholly-owned direct or indirect Subsidiary of the Company to its parent corporation), (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of such Person's capital stock or (b) any option, warrant or other right to acquire shares of such Person's capital stock or (iii) any loan, or advance or capital contribution to any Person (a "Stockholder") owning any capital stock of such Person other than relocation, travel or like advances to officers and employees in the ordinary course of business.

        "Revolving Credit Debt" means any borrowing by the Company under a revolving credit facility, provided the amount of Debt owed thereunder is required to be or is reduced to zero for at least thirty (30) consecutive days during the fiscal year in which such facility is established.

        "Rights Offering" has the meaning set forth in Section 10.3.

        "SEC Reports" shall have the meaning set forth in Section 4.5.

        "Securities" means the Convertible Notes, the Warrants and, as applicable, the shares of Common Stock issuable upon conversion of the Convertible Notes and the exercise of the Warrants.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Security Interests" has the meaning set forth in Section 3.5.

        "Security Agreement" shall mean the Security Agreement in the form of Exhibit E attached hereto dated the Closing Date and executed by the Company pursuant to which the Company grants to the Purchasers security interests in the Collateral as collateral security for the payment of the Convertible Notes and the other obligations of the Company to the Purchasers under the Financing Documents.

        "Share Reorganization" has the meaning set forth Section 10.2.

        "Solvency Certificate" shall mean a certificate executed by the chief financial officer of the Company as to the solvency of the Company, the adequacy of its capital and its ability to pay its debts, all after giving effect to the Principal Transactions, which such Solvency Certificate shall be in the form of Exhibit F attached hereto.

        "Special Distribution" has the meaning set forth in Section 10.4.





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        "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person. Unless specified to the contrary, "Subsidiary" means a Subsidiary of the Company.

        "Subsidiary Corporate Documents" means the certificates of incorporation and by-laws of each Subsidiary.

        "Taxes" has the meaning set forth in Section 3.6.

        "Trading Day" shall mean any Business Day in which the Nasdaq Market or other automated quotation system or exchange on which the Common Stock is then traded is open for trading for at least four (4) hours.

        "Trading Price" shall mean any price at which the Company's Common Stock has been traded, as reported by Bloomberg L.P. on the Nasdaq Market or, if not reported by Bloomberg, L.P. on the Nasdaq Market, as reported by such other exchange or market where the Common Stock is then traded.

        "Transfer" means any disposition of Securities that would constitute a sale thereof under the Securities Act.

        "Transfer Agent" means the Company's stock transfer agent; specifically, American Stock Transfer & Trust Company.

        "Transfer Agent Agreement" means the agreement dated the date hereof among the Company, the Transfer Agent and the Purchasers, dated the date hereof substantially in the form set forth in Exhibit H attached hereto.

        "Trust Agreement" means that Trust Securities Purchase Agreement contemplated between the parties hereto on the date hereof which such agreement shall be on terms substantially in conformity with the Commitment Letter dated June 25, 1997 between HW Partners, L.P. (as representative of, among others, the Purchasers) and the Company; provided, however, that no party shall be under any obligation to enter into such Trust Agreement unless it approves of the terms and conditions ultimately agreed upon therein in its sole discretion.

        "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.




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        "Warrants" means the Common Stock Purchase Warrants issued to the
Purchasers on the Closing Date in the form of Exhibit I hereto to purchase 200,000 shares of Common Stock in the aggregate (subject to adjustment as set forth therein).

        SECTION 1.2. ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles as in effect from time to time, applied on a consistent basis (except for changes concurred in by the Company's independent public accountants) ("GAAP"); provided that if the Company notifies each of the Purchasers that it wishes to amend any covenant in Article VII to eliminate the effect of any change in GAAP on the operation of such covenant (or if any of the Purchasers notify the Company that the Majority Holders wish to amend Article VII for such purpose), then the Company's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Majority Holders. All references to "dollars," "Dollars" or "$" are to United States dollars unless otherwise indicated.

                                   ARTICLE II

                         PURCHASE AND SALE OF SECURITIES

        SECTION 2.1. COMMITMENT TO PURCHASE. (a) Subject to the terms and conditions set forth herein, the Company agrees to issue and sell and, subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Company contained herein, the Purchasers agree to purchase, the Securities as set forth below.

               (b) Each Purchaser shall acquire a portion of the Convertible Notes on the Closing Date in an aggregate principal amount of $2,000,000.

               (c) In connection with the Purchasers agreement to purchase the Convertible Notes specified in this Article II, the Company shall issue and deliver to each Purchaser, on the Closing Date, a portion of the Warrants to purchase 200,000 shares of Common Stock.

               (d) The portion of the Convertible Notes and Warrants to be acquired by each Purchaser is set forth on Schedule I attached hereto.

               (e) The aggregate consideration payable by the Purchasers to the Company for the Convertible Notes and the Warrants shall be $2,000,000 (the "Purchase Price").

        SECTION 2.2. PURCHASE OF SECURITIES. (a) On the Closing Date, subject to the satisfaction of all terms and conditions set forth herein, each of the Purchasers shall deliver by wire transfer to the Transfer Agent immediately available funds in an amount equal to the portion






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of the Purchase Price of the Convertible Notes to be purchased by it on the
Closing Date, in the proportions as set forth on Schedule I attached hereto.

        (b) On the Closing Date, against payment as set forth in subsection 2.2
(a) above, the Company shall deliver to the Transfer Agent (i) a single Convertible Note for each Purchaser representing the principal amount of such Convertible Note issued to such Purchaser as of the Closing Date and (ii) a single Warrant for each Purchaser representing the aggregate Warrants issued to such Purchaser as of the Closing Date.

        (c) As contemplated by the Transfer Agent Agreement, immediately upon receipt of the items specified in subsections 2.2 (a) and (b) above, the Transfer Agent shall (i) disburse the Purchase Price in accordance with Section 1 of the Transfer Agent Agreement, (ii) deliver the Warrants to the Purchasers and (iii) retain the Convertible Notes for the benefit of the Purchasers, as described therein.

        (d) As further contemplated by Section 1(d) of the Transfer Agent Agreement, in lieu of effecting the closing of the purchase and sale of the Securities through the Transfer Agent, the Company and the Purchasers may consummate the deliveries described above in the manner described in Section 1(d) of the Transfer Agent Agreement.

                                   ARTICLE III

             PAYMENT TERMS OF CONVERTIBLE NOTES; COLLATERAL SECURITY

        SECTION 3.1. PAYMENT OF PRINCIPAL AND INTEREST; PAYMENT MECHANICS. So long as any Purchaser or its nominee shall be the holder of any Convertible Note, the Company will pay all sums becoming due on such Convertible Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Person's name on Schedule I, or by such other method or at such other address as such Person shall have from time to time specified to the Company in writing for such purpose, without the presentation of surrender of such Convertible Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Convertible Note, the holder shall surrender such Convertible Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office. Prior to any sale or other disposition of any Convertible Note held by any Purchaser or its nominee, such Person will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Convertible Note to the Company in exchange for a new Convertible Note or Notes. The Company will afford the benefits of this Section 3.1 to any direct or indirect transferee of any Convertible Note purchased under this Agreement and that has made the same agreement relating to such Convertible Note as the Purchaser has in this Section 3.1; provided that such transferee is an "accredited investor" under rule 501 of the Securities Act.

        SECTION 3.2. VOLUNTARY PREPAYMENTS. (a) Subject to the terms of this
Section 3.2, the Company may, at its option, following thirty (30) days prior written notice to the




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Purchasers (the expiration of such 30 day period being referred to as the
"prepayment date"; provided, however, if such date is not a Business Day, the prepayment date shall be the next Business Day thereafter) prepay all or any portion of the Convertible Notes remaining unconverted on the prepayment date, specifying the amount of the prepayment pursuant to the terms of this Article
III. Partial prepayments shall be in an aggregate principal amount of $250,000 or a multiple thereof.

        (b) If the prepayment date is before June 30, 1998 (the "Call Date"), the price to be paid by the Company to prepay the Convertible Notes shall be the Early Repayment Price. The "Early Repayment Price" shall mean that amount equal to the sum of (a) the aggregate principal amount of the Convertible Notes being repaid, plus (b) the applicable amount of accrued but unpaid interest thereon through the date of consummation of the repayment (as specified in Section 3.4 below), plus (c) the Make-Whole Amount.

        (c) If the prepayment date is after the Call Date, the price to be paid by the Company to prepay the Convertible Notes shall be the Formula Price. The "Formula Price" shall mean the sum of (a) the product of (i) the number of shares of Common Stock into which the Convertible Notes being redeemed are then convertible at the then current Conversion Price and (ii) the highest Trading Price during the Lookback Period, and (b) the applicable amount of accrued but unpaid interest on the Convertible Notes being repaid through the date of consummation of the repayment (as specified in Section 3.4 below).

        (d) On the Call Date, the Company shall have the one time right, but not the obligation, to redeem the Convertible Notes at the Par Value Redemption Price. The "Par Value Redemption Price" shall mean the aggregate principal amount of the applicable Convertible Notes being redeemed, plus any accrued and unpaid interest on the Convertible Notes through the applicable date of consummation of the redemption (as specified in Section 3.4 below).

        SECTION 3.3.  MANDATORY PREPAYMENTS.

        (a) Upon (i) the occurrence of a Change of Control of the Company, (ii) a transfer of all or substantially all of the assets of the Company to any Person in a single transaction or series of related transactions or (iii) a consolidation, merger or amalgamation of the Company with or into another Person (other than a merger (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or
(y) which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock), the Company shall redeem all of the Convertible Notes in cash for the Formula Price.

        (b) Upon the consummation of one or more Debt Financings, the Company shall use up to 100% of the Net Cash Proceeds therefrom to redeem the Convertible Notes. The redemption price payable upon any such redemption shall be (x) the Early Repayment Price, if such redemption occurs (as specified in Section 3.4 below) prior to the Call Date, and (y) the Formula Price, if such redemption occurs (as specified in Section 3.4 below) after the Call Date.





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        (c) Upon the consummation of one or more Discounted Equity Offerings, the Company shall use up to 100% of the Net Cash Proceeds therefrom to redeem the Convertible Notes. The redemption price payable upon any such redemption shall be (x) the Early Repayment Price, if such redemption occurs (as specified in Section 3.4 below) prior to the Call Date and (y) the Formula Price, if such redemption occurs (as specified in Section 3.4 below) after the Call Date.

        (d) If Taxes are imposed upon the Company and the holders of Convertible Notes subject to such Taxes have not exercised their right to transfer the Convertible Notes to a qualified assignee as set forth in Section 3.6 (either by notice to the Company to that effect or failure to exercise such right within the thirty-day period prescribed), the Company shall, on the fifth (5th) Business Day after the failure to exercise such right (such day being referred to as the "redemption date") prepay all of the Convertible Notes remaining unconverted on the redemption date and held by a party subject to Taxes for the Par Value Redemption Price.

        SECTION 3.4.  PREPAYMENT PROCEDURES.

        (a) Any prepayment or redemption of the Convertible Notes pursuant to Sections 3.2 or 3.3 above shall be deemed to be effective and consummated (for purposes of determining the Early Repayment Price, Par Value Redemption Price or Formula Price, as applicable, and the time at which the Purchasers shall thereafter not be entitled to deliver a Notice of Conversion for the Convertible Notes) as follows:

               (I) A redemption pursuant to Sections 3.2(b) and (c), the "prepayment date" specified therein;

               (II) A redemption pursuant to Section 3.2(d), the Call Date;

               (III) A redemption pursuant to Section 3.3(a), the date of consummation of the applicable Change of Control, merger or asset sale;

               (IV) A redemption pursuant to Section 3.3(b), the date of consummation of the applicable Debt Financing (meaning closing and funding);

               (V) A redemption pursuant to Section 3.3(c), five (5) Business Days following the receipt by the Company of the Net Cash Proceeds specified therein;

               (VI) A redemption pursuant to Section 3.3(d), the "redemption date" specified therein.

        (b) Within one (1) Business Day after (x) the Maturity Date or (y) the effective date of a repayment or redemption of the Convertible Notes as specified in Section 3.4(a) above, the Company shall deposit the applicable repayment/redemption price with the Transfer Agent for immediate delivery to each Purchaser of the Convertible Notes subject to redemption as




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contemplated by the Transfer Agent Agreement. Should any Purchaser not receive payment of any amounts due on redemption of its Convertible Notes by reason of the Company's failure to make payment at the times prescribed above for any reason, the Company shall pay to the applicable holder on demand (x) interest on the sums not paid when due at an annual rate equal to the lesser of (I) the maximum lawful rate and (II) the then applicable interest rate on the Convertible Notes being redeemed plus three percent (3%) compounded at the end of each thirty (30) days, until the applicable holder is paid in full and (y) all costs of collection, including, but not limited to, reasonable attorneys' fees and costs, whether or not suit or other formal proceedings are instituted.

        (c) The Company shall select the Convertible Notes to be redeemed in any redemption in which not all of the Convertible Notes are to be redeemed so that the ratio of the Convertible Notes of each holder selected for redemption to the total Convertible Notes owned by that holder shall be the same as the ratio of all such Convertible Notes selected for redemption bears to the total of all then outstanding Convertible Notes. Should any Convertible Notes be required to be redeemed under the terms hereof not be redeemed solely by reason of limitations imposed by law, the applicable Convertible Notes shall be redeemed on the earliest possible dates thereafter that the applicable Convertible Notes may be redeemed to the maximum extent permitted by law.

        (d) Any Notice of Conversion delivered by any Purchaser (including delivery via telecopy) to the Company and the Transfer Agent prior to the (x) Maturity Date or (y) effective date of a redemption specified in Section 3.4(a) above, shall be honored by the Company and the conversion of the Convertible Notes shall be deemed effected on the Conversion Date.

        SECTION 3.5. RANKING; COLLATERAL. The Convertible Notes will rank as senior, secured obligations of the Company. As collateral security for the payment and performance of the Convertible Notes, the Purchasers shall be granted first priority liens and security interests (collectively, the "Security Interests") on, in and to the Collateral (as defined in the Security Agreement). Upon payment in full of the Convertible Notes, the Purchasers shall promptly release such Security Interests and deliver to the Company appropriate terminations of all Uniform Commercial Code filings, or their equivalent, made in favor of the Purchasers.

        SECTION 3.6. PAYMENT OF ADDITIONAL AMOUNTS. (a) Any and all payments by the Company hereunder or under the Convertible Notes to any Purchaser and each "qualified assignee" thereof shall be made free and clear of and without deduction or withholding for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes") unless such Taxes are required by law or the administration thereof to be deducted or withheld. If the Company shall be required by law or the administration thereof to deduct or withhold any Taxes from or in respect of any sum payable under the Convertible Notes (i) the holders of Convertible Notes subject to such Taxes shall have the right, but not the obligation, for a period of thirty (30) days commencing upon the day it shall have received written notice from the Company that it is required to withhold Taxes to transfer all or any portion of the Convertible Notes to a qualified assignee to the extent such transfer can be effected in accordance with the other provisions of this Agreement and applicable law; (ii) the






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Company shall make such deductions or withholdings; and (iii) the Company shall forthwith pay the full amount deducted or withheld to the relevant taxation or other authority in accordance with applicable law. A "qualified assignee" of a Purchaser is a Person that is organized under the laws of (I) the United States or (II) any jurisdiction other than the United States or any political subdivision thereof and that (y) represents and warrants to each of the Company that payments of the Company to such assignee under the laws in existence on the date of this Agreement would not be subject to any Taxes and (z) from time to time, as and when requested by the Company, executes and delivers to the Company and the Internal Revenue Service forms, and provides the Company with any information necessary to establish such assignee's continued exemption from Taxes under applicable law.

        (b) The Company shall forthwith pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (all such taxes, charges and levies hereinafter referred to as "Other Taxes") which arise from any payment made under any of the Financing Documents or from the execution, delivery or registration of, or otherwise with respect to, this Agreement other than Taxes payable solely as a result of the transfer from the Purchasers to a Person of any Security.

        (c) Within 30 days after the date of any payment of Taxes, the Company will furnish to each Purchaser the original or a certified copy of a receipt evidencing payment thereof.

        (d) Infinity Emerging Opportunities Limited shall provide to the Company a Form W-8, stating that it is a non-U.S. person, together with any additional tax forms which may be required under the Code, as amended after the date hereof, to allow interest payments to be made to it without deduction.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to the Purchasers, and each of them, as of the Closing Date as set forth herein.

        SECTION 4.1. CORPORATE EXISTENCE AND POWER. The Company and each Subsidiary is a corporation (or other legal entity) duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to conduct business as a foreign corporation, and has all corporate power and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted and as proposed to be conducted, except where such failure would not have a material adverse effect on the Company or the ability of the Company to continue its current operations.

        SECTION 4.2. AUTHORIZATION AND EXECUTION. The execution, delivery and performance by the Company of each Financing Document and the issuance by the Company of the Securities have been duly and validly authorized and are within its corporate powers. This Agreement has been duly executed and delivered by the Company and constitutes the valid and




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binding agreement of the Company. Each of the Financing Documents constitutes the valid and binding obligation of the Company, in each case enforceable against the Company in accordance with its respective terms, subject to (i) applicable bankruptcy, insolvency or similar laws affecting the enforceability of creditors rights generally and (ii) equitable principles of general applicability.

        SECTION 4.3. GOVERNMENTAL AUTHORIZATION; THE SECURITIES. The execution and delivery by the Company of the Financing Documents does not and will not, the issuance and sale by the Company of the Securities does not and will not, and the consummation of the transactions contemplated hereby and thereby will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official except (a) such actions or filings that have been undertaken or made prior to the date hereof and that will be in full force and effect (or as to which all applicable waiting periods have expired) on and as of the date hereof or which are not required to be filed on or prior to the Closing Date, (b) such actions or filings that, if not obtained, would not in the aggregate impose materially adverse conditions upon the Company and (c) listing applications ("Listing Applications") to be filed with the Nasdaq Market relating to the shares of Common Stock issuable upon conversion of the Convertible Notes and exercise of the Warrants. Upon conversion in accordance with the terms of the Convertible Notes, or upon exercise in accordance with the terms of the Warrants (assuming the payment of the exercise price set forth in the Warrants), the shares of Common Stock when issued upon conversion or exercise thereof shall be duly and validly issued and outstanding, fully paid and nonassessable, free and clear of any claims or pre-emptive rights. Assuming the representations and warranties of the Purchasers herein are true and correct in all material respects, each of the Securities will have been issued in material compliance with all applicable U.S. federal and state securities laws.

        SECTION 4.4. CONTRAVENTION. The execution and delivery by the Company of the Financing Documents to which it is a party did not and will not, the issuance and sale by the Company of the Securities did not and will not and the consummation of the transactions contemplated hereby and thereby will not, contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, (ii) the Company Corporate Documents or the Subsidiary Corporate Documents relating to the Designated Subsidiaries (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any Subsidiary or any of their respective assets, or result in the creation or imposition of any Lien on any asset of the Company or any Subsidiary. The Company and each Subsidiary is in compliance with and conforms to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of any domestic or foreign government or any instrumentality thereof having jurisdiction over the conduct of its businesses or the ownership of its properties, except where such failure would not have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of such corporation.

        SECTION 4.5. FINANCIAL INFORMATION AND SEC REPORTS. The Company has timely filed all forms, reports and documents with the Commission since November 8, 1996, required to be filed by it under the Exchange Act through the date hereof (collectively, the "SEC Reports"). Such SEC Reports, at the time filed, complied in all material respects with the requirements of the Exchange Act. None of the SEC Reports, including without limitation any financial statements or schedules included therein, contains any untrue statement of a material fact or omits to state a material




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fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. There have been no material adverse changes in the Company=s business, properties, results of operations, condition (financial or otherwise) or prospects since the date of the Company=s most recent Report on Form 10-K for the year ended December 31, 1996, which have not been disclosed to the Purchasers in writing. The audited and unaudited consolidated balance sheets of the Company and its Subsidiaries contained in the SEC Reports, and the related consolidated statements of income, changes in stockholders= equity and changes in cash flows for the periods ended December 31, 1996 (the consolidated balance sheet of the Company and its subsidiaries as of December 31, 1996 is hereinafter referred to as the "Balance Sheet"), including the footnotes thereto, except as indicated therein, have been prepared in accordance with GAAP consistently followed throughout the periods indicated, except that the unaudited financial statements do not contain notes and may be subject to normal audit adjustments and normal annual adjustments. The Balance Sheet fairly presents the financial condition of the Company and its Subsidiaries at the date thereof and, except as indicated therein, reflects all claims against and all Debts and liabilities of the Company and its Subsidiaries, fixed or contingent, as at the date thereof and the related statements of income, stockholders= equity and changes in cash flows fairly present the results of the operations of the Company and its Subsidiaries and the changes in their financial position for the period indicated. Since December 31, 1996 (the "Balance Sheet Date"), except as disclosed in the SEC Reports, there has been (x) no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company and its subsidiaries, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and (y) no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company and its Subsidiaries except in the ordinary course of business; and no fact or condition exists or is contemplated or threatened which might cause such a change in the future.

        SECTION 4.6. LITIGATION. There is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company or which challenges the validity of any Financing Document.

        SECTION 4.7. COMPLIANCE WITH ERISA AND OTHER BENEFIT PLANS.

        (a) Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under
Section 412 of the Code in respect of any Plan, (ii) failed to make any required contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or



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the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA

        (b) The benefit plans not covered under clause (a) above (including profit sharing, deferred compensation, stock option, employee stock purchase, bonus, retirement, health or insurance plans, collectively the "Benefit Plans") relating to the employees of the Company are duly registered where required by, and are in good standing in all material respects under, all applicable laws. All required employer and employee contributions and premiums under the Benefit Plans to the date hereof have been made, the respective fund or funds established under the Benefit Plans are funded in accordance with applicable laws, and no past service funding liabilities exist thereunder.

        (c) No Benefit Plans have any unfunded liabilities, either on a "going concern" or "winding up" basis and determined in accordance with all applicable laws and actuarial practices and using actuarial assumptions and methods that are reasonable in the circumstances. No event has occurred and no condition exists with respect to any Benefit Plans that has resulted or could reasonably be expected to result in any pension plan having its registration revoked or wound up (in whole or in part) or refused for the purposes of any applicable laws or being placed under the administration of any relevant pension benefits regulatory authority or being required to pay any taxes or penalties (in any material amounts) under any applicable laws.

        SECTION 4.8. ENVIRONMENTAL MATTERS. The costs and liabilities associated with Environmental Laws (including the cost of compliance therewith) are unlikely to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company or any Subsidiary. Each of the Company and the Subsidiaries conducts its businesses in compliance in all material respects with all applicable Environmental Laws.

        SECTION 4.9. TAXES. All United States federal, state, county, municipality local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of the Company and each Subsidiary have been filed and all material taxes due pursuant to such returns or pursuant to any assessment received by the Company and each Subsidiary have been paid except those being disputed in good faith and for which adequate reserves have been established. The charges, accruals and reserves on the books of the Company and each Subsidiary in respect of taxes or other governmental charges have been established in accordance with GAAP.

        SECTION 4.10. INVESTMENTS, JOINT VENTURES. The Company has no Subsidiaries or other direct or indirect Investment in any Person, and the Company is not a party to any partnership, management, shareholders' or joint venture or similar agreement other than as set forth on Schedule II hereto.

        SECTION 4.11. NOT AN INVESTMENT COMPANY. Neither the Company nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.



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


        SECTION 4.12. FULL DISCLOSURE. The information heretofore furnished by the Company to the Purchasers for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Company or any Subsidiary to the Purchasers will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

        SECTION 4.13. CAPITALIZATION. As of the date hereof, the authorized, issued and outstanding capital stock of the Company is as set forth on Schedule III hereto; and no other shares of capital stock of the Company will be outstanding. Other than as set forth on Schedule III hereto, there are no subscriptions, options, warrants, rights, convertible securities, exchangeable securities or other agreements or commitments of any character pursuant to which the Company is required to issue any shares of its capital stock.

        SECTION 4.14. SOLICITATION. No form of general solicitation or general advertising was used by the Company or, to the best of its actual knowledge, any other Person acting on behalf of the Company in connection with the offer and sale of the Securities. Neither the Company, nor, to its knowledge, any Person acting on behalf of the Company, has, either directly or indirectly, sold or offered for sale to any Person (other than the Purchasers) any of the Securities or, within the six months prior to the date hereof, any other similar security of the Company except as contemplated by this Agreement, and the Company represents that neither itself nor any Person authorized to act on its behalf (except that the Company makes no representation as to the Purchasers and their Affiliates) will sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any Person or Persons so as thereby to cause the issuance or sale of any of the Securities to be in violation of any of the provisions of
Section 5 of the Securities Act.

        SECTION 4.15. PERMITS. (a) Each of the Company and its Subsidiaries has all material Permits as are necessary for the conduct of its business as it has been carried on; (b) all such Permits are in full force and effect, and each of the Company and its Subsidiaries has fulfilled and performed all material obligations with respect to such Permits; (c) no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination by the issuer thereof or which results in any other material impairment of the rights of the holder of any such Permit; and (d) the Company has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Permit.

        SECTION 4.16. LEASES. Except as disclosed on Schedule IV hereto, neither the Company nor any Subsidiary is a party to any capital lease obligation with a value greater than $100,000 or to any operating lease with an aggregate annual rental greater than $100,000 during the life of such lease.

        SECTION 4.17. ABSENCE OF ANY UNDISCLOSED LIABILITIES OR CAPITAL CALLS. There are no liabilities of the Company or any Subsidiary of any kind whatsoever, whether accrued,




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contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than (i) those liabilities provided for in the financial statements delivered pursuant to Section 4.5 hereof and (ii) other undisclosed liabilities which, individually or in the aggregate, are not material to the Company.

        SECTION 4.18. GOVERNMENTAL REGULATION. Neither the Company nor any Subsidiary is, or will be upon the issuance and sale of the Securities and the use of the proceeds described herein, subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to issue and perform its obligations under any Financing Document.

        SECTION 4.19. INTELLECTUAL PROPERTY RIGHTS. Each of the Company and its Subsidiaries owns, or is licensed under, and has the rights to use, all material patents, trademarks, trade names, copyrights, technology, know-how and processes (collectively, "Intellectual Property") used in, or necessary for the conduct of its business; no claims have been asserted by any Person to the use of any such Intellectual Property or challenging or questioning the validity or effectiveness of any license or agreement related thereto. To the best of the Company's and its Subsidiaries' knowledge, there is no valid basis for any such claim and the use of such Intellectual Property by the Company and its Subsidiaries will not infringe upon the rights of any Person.

        SECTION 4.20. INSURANCE. The Company and its Subsidiaries maintain, with financially sound and reputable insurance companies, insurance in at least such amounts and against such risks such that any uninsured loss would not have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company. All insurance coverages of the Company and its Subsidiaries are in full force and effect and there are no past due premiums in respect of any such insurance.

        SECTION 4.21. TITLE TO PROPERTIES. The Company and its Subsidiaries have good and marketable title to all their respective properties reflected on the financial statements referred to in Section 4.5, and, except for the Liens (x) permitted by Section 7.11 or (y) listed on Schedule VI hereto (which list shall specify that the Collateral is not encumbered thereby), there is no Lien on any asset of the Company or its Subsidiaries. Except for financing statements (or their equivalent) filed, recorded or registered with respect to Liens permitted by Section 7.11, there are no currently effective financing statements (or their equivalent) of record in any jurisdiction covering (i) any portion of the Collateral or (ii) any tangible or intangible assets of the Company (other than those assets referenced in (i) above), the existence of which could impair to any significant extent the value to the Purchasers of the Security Interests granted to the Purchasers in the Collateral.



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                                    ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

        SECTION 5.1. PURCHASE FOR INVESTMENT; AUTHORITY; BINDING AGREEMENT. Each Purchaser as to itself only hereby represents and warrants to the Company that:

        (a) the Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act and the Securities to be acquired by it pursuant to this Agreement are being acquired for its own account and not with a view toward, or for sale in connection with, any distribution thereof except in compliance with applicable United States federal and state securities law; provided that the disposition of the Purchaser's property shall at all times be and remain within its control;

        (b) the execution, delivery and performance of this Agreement and the purchase of the Securities pursuant hereto are within the Purchaser's corporate or partnership powers, as applicable, and have been duly and validly authorized by all requisite corporate or partnership action;

        (c) this Agreement has been duly executed and delivered by the Purchaser.

        (d) the execution and delivery by the Purchaser of the Financing Documents to which it is a party does not, and the consummation of the transactions contemplated hereby and thereby will not, contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, or (ii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Purchasers;

        (e) Purchaser understands that the Securities have not been registered under the Securities Act and may not be transferred or sold except as specified in this Agreement;

        (f) this Agreement constitutes a valid and binding agreement of the Purchaser enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency or similar laws affecting the enforceability of creditors rights generally and (ii) equitable principles of general applicability;

        (g) the Purchaser has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities and the Purchaser is capable of bearing the economic risks of such investment;

        (h) the Purchaser is knowledgeable, sophisticated and experienced in business and financial matters; the Purchaser has previously invested in securities similar to the Securities and fully understands the limitations on transfer described herein; the Purchaser has been afforded access to information about the Company and the financial condition, results of operations, property, management and prospects of the Company sufficient to enable it to evaluate its investment in the Securities; the Purchaser has been afforded the opportunity to ask such




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questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and the risks of investing in the Securities; and the Purchaser has been afforded the opportunity to obtain such additional information which the Company possesses or can acquire that is necessary to verify the accuracy and completeness of the information given to the Purchaser concerning the Company. The foregoing does not in any way relieve the Company of its representations and other undertakings hereunder, and shall not limit the Purchasers' ability to rely thereon;

        (i) Lion Capital Partners, L.P. is a Texas limited partnership and Infinity Emerging Opportunities Limited is a Nevis West Indies business corporation; and

        (j) no part of the source of funds used by the Purchaser to acquire the Securities constitutes assets allocated to any separate account maintained by the Purchaser in which any employee benefit plan (or its related trust) has any interest.

                                   ARTICLE VI

                 CONDITIONS PRECEDENT TO PURCHASE OF SECURITIES

        SECTION 6.1. CLOSING. The closing hereunder shall occur upon the date upon which each of the following conditions shall be satisfied:

        (a) Receipt by each of the Purchasers of a Solvency Certificate executed by the chief financial officer of the Company;

        (b) Receipt by each of the Purchasers of evidence satisfactory to it as to (i) the receipt by the Company of all governmental, board of directors, shareholders and third party consents and approvals necessary or desirable in connection with the issuance and sale of the Securities, or the consummation of the Principal Transactions, (ii) the expiration of all applicable waiting periods without any action having been taken by any competent authority that could restrain, prevent or impose any materially adverse conditions thereon or that could seek or threaten any of the foregoing and (iii) the absence of any law or regulation that, in the judgment of any Purchaser, could have any such effect;

        (c) Receipt by each of the Purchasers of duly executed counterparts of this Agreement, the Registration Rights Agreement, the Security Agreement and the Transfer Agent Agreement signed by the Company and, with respect to the Transfer Agent Agreement, signed by the Transfer Agent;

        (d) Each of the Purchasers shall have received opinions, dated the Closing Date, of Butler & Binion, L.L.P., Houston, Texas and/or Dewey Ballantine, New York, New York, each counsel to the Company, substantially in the form attached as Exhibit J hereto.



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        (e) All fees and expenses due and payable by the Company on or prior to the Closing Date shall have been paid or duly provided for in full as contemplated by the Transfer Agent Agreement;

        (f) The Convertible Notes and the Warrants shall have been duly executed by the parties thereto as provided in the Transfer Agent Agreement;

        (g) The Purchasers shall have received an Officer's Certificate executed by the President, chief executive officer or chief financial officer of the Company;

        (h) The Company shall not have any Debt outstanding other than as specifically identified on Schedule V attached hereto;

        (i) The Company Corporate Documents and the Subsidiary Corporate Documents, if any, shall be in full force and effect and no term or condition thereof shall have been amended, waived or otherwise modified without the prior written consent of the Purchasers;

        (j) There shall have occurred no material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company or any Subsidiary since March 31, 1997;

        (k) There shall exist no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that challenges the validity of or purports to affect any Financing Document, any Principal Transaction or other transaction contemplated hereby or thereby or that could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company and its Subsidiaries, taken as a whole, the enforceability of the Financing Documents or the Securities or the rights of the holders of the Securities or the Purchasers hereunder;

        (l) The representations and warranties of the Company contained in each Financing Document shall be true and correct in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) and the Company shall have performed and complied with all covenants and agreements required by such Financing Documents to be performed or complied with by it at or prior to the Closing Date;

        (m) The Purchasers or the Transfer Agent, as applicable, shall have confirmed receipt of the Convertible Notes and the Warrants to be issued, duly executed by the Company in the denominations and registered in the names of the Purchasers specified in or pursuant to Schedule I;

        (n) There shall not have occurred any disruption or adverse change in the financial or capital markets generally, or in the market for the Common Stock, which the Purchasers reasonably deem material in connection with the purchase of the Securities;



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        (o) Immediately before and after the Closing Date, no Default shall have occurred and be continuing;

        (p) Receipt by the Purchasers of Uniform Commercial Code financing statements, or their equivalent, duly executed by the Company or other appropriate party with respect to the Collateral, for filing in all jurisdictions as may be necessary to perfect the Security Interests created in such Collateral in such jurisdictions pursuant to the Financing Documents; and

        (q) The Purchasers shall have received all other opinions, resolutions, certificates, instruments, agreements or other documents as they shall reasonably request.

        SECTION 6.2. CONDITIONS TO THE COMPANY'S OBLIGATIONS. The obligations of the Company to issue and sell to the Purchasers the Securities to be issued and sold pursuant to this Agreement are subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

        (a) The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects on the Closing Date and the Purchasers shall have performed and complied in all material respects with all agreements required by this Agreement to be performed or complied with by the Purchasers at or prior to the Closing Date;

        (b)The issue and sale of the Securities by the Company shall not be prohibited by any applicable law, court order or governmental regulation;

        (c) Receipt by the Company of duly executed counterparts of this Agreement, the Registration Rights Agreement, the Security Agreement and the Transfer Agent Agreement signed by the Purchasers, and, with respect to the Transfer Agent Agreement, signed by the Transfer Agent; and

        (d) The Company shall have received payment of the Purchase Price of the Convertible Notes and Warrants.

                                   ARTICLE VII

                                    COVENANTS

        The Company hereby agrees that, from and after the date hereof for so long as any Securities remain outstanding and for the benefit of the Purchasers and such holders from time to time of the Securities:

        SECTION 7.1. INFORMATION. The Company will deliver to each holder of the Convertible Notes:


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        (a) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Company or any Subsidiary has filed with the Commission;

        (b) simultaneously with the delivery of each item referred to in clause
(a) above, a certificate from the Company stating that no Default has occurred and is continuing, or, if as of the date of such delivery a Default shall have occurred and be continuing, a certificate from the Company setting forth the details of such Default and the action which the Company is taking or proposes to take with respect thereto;

        (c) within two (2) days after any officer of the Company obtains knowledge of a Default, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

        (d) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed and any other document generally distributed to shareholders;

        (e) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under
Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any required payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth details as to such occurrence and action, if any, which the Company or applicable member of the ERISA Group is required or proposes to take;

        (f) promptly following the commencement thereof, notice and a description in reasonable detail of any litigation or proceeding to which the Company or any Subsidiary is a party in which the amount involved is $250,000 or more and not covered by insurance or in which injunctive or similar relief is sought; and


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        (g) at least thirty (30) days prior to any material change in the
AutoBond Manual, written notice thereof to each Purchaser setting forth in reasonable detail the change to be made and the reasons therefor.

        SECTION 7.2. PAYMENT OF OBLIGATIONS. The Company and its Subsidiaries will pay and discharge, at or before maturity, all their respective material obligations, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings and will maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same.

        SECTION 7.3. MAINTENANCE OF PROPERTY; INSURANCE. The Company and each Subsidiary will keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted. In addition, the Company and each Subsidiary will maintain insurance in at least such amounts and against such risks as it has insured against as of the Closing Date.

        SECTION 7.4. MAINTENANCE OF EXISTENCE. The Company will continue, and each Subsidiary will continue, to engage in business of the same general type as now conducted by the Company and such Subsidiaries, and will preserve, renew and keep in full force and effect its respective corporate existence and their respective material rights, privileges and franchises necessary or desirable in the normal conduct of business.

        SECTION 7.5. COMPLIANCE WITH LAWS. The Company and each Subsidiary will comply, in all material respects, with all federal, state, municipal, local or foreign applicable laws, ordinances, rules, regulations, municipal by-laws, codes and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except (i) where compliance therewith is contested in good faith by appropriate proceedings or (ii) where non-compliance therewith could not reasonably be expected, in the aggregate, to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company or such Subsidiary.

        SECTION 7.6. INSPECTION OF PROPERTY, BOOKS AND RECORDS. The Company and each Subsidiary will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to their respective businesses and activities; and will permit, during normal business hours, H.W. Partners, L.P., or an affiliate thereof, as representatives of the Purchasers, to visit and inspect any of their respective properties, upon reasonable prior notice, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective executive officers and independent public accountants, all at such reasonable times.

        SECTION 7.7. INVESTMENT COMPANY ACT. The Company will not be or become an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended.


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        SECTION 7.8. LIMITATION ON DEBT OR OTHER LIABILITIES. Neither the
Company nor any Subsidiary will create, incur, assume or suffer to exist (at any time after the Closing Date, after giving effect to the application of the proceeds of the issuance of the Securities) any Debt exceeding, in the aggregate, $10,000,000, except for the following (such Debt being referred to as "Permitted Debt"):

        (i) Debt incurred or assumed solely to pay all or any part of the purchase price or cost of construction, of any real or personal property (or any improvement thereon) acquired or constructed by the Company or a Subsidiary after the Closing Date provided: (a) any Lien with respect to such Debt shall extend solely to the item or items of such property (or improvements thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon); (b) the principal amount of the Debt for such property shall at no time exceed an amount equal to the cost of the acquisition or the operation of the property (or improvement thereon) so acquired or constructed; and (c) any Lien with respect to such Debt shall be created substantially contemporaneously with the acquisition or construction of such property;

        (ii) Non-recourse Debt which such Debt, by its terms, bars the lender thereof from action against the Company or any Subsidiary, as borrower, if the security value falls below the amount required to repay such Debt;

        (iii) Debt incurred in connection with equipment leases to which the Company or its Subsidiary is a party incurred in the ordinary course of business;

        (iv) Debt incurred in connection with trade accounts payable, imbalances and refunds arising in the ordinary course of business;

        (v)    Revolving Credit Debt;

        (vi)   Debt incurred with respect to the Convertible Notes;

        (vii) Debt incurred in connection with the Company's warehouse facilities and asset securitization transactions in compliance with the AutoBond Manual; and

        (viii) the Convertible Notes.

        SECTION 7.9. RESTRICTED PAYMENTS. Neither the Company nor any Subsidiary will declare or make Restricted Payments in excess of $50,000 during any calendar year.

        SECTION 7.10. INVESTMENTS. Neither the Company nor any Subsidiary will make or acquire any Investment in any Person exceeding, in the aggregate $2,000,000, other than (a)


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Investments in Cash Equivalents, (b) Investments in Subsidiaries existing on the
Closing Date and (c) Investments in special purpose corporations and/or trusts formed for the purpose of facilitating securitizations of Finance Contracts and related lines of businesses, in each case, in accordance with the Company's current and past practices and the AutoBond Manual.

        SECTION 7.11. LIENS. Neither the Company nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

               (i) (A) inchoate mechanics, workmen's and carriers' liens, incident to current construction, (B) mechanics, warehousemen's, unpaid vendors and carriers' liens incident to such construction, (C) statutory and common law Liens of landlords under equipment leases to which the Company or any Subsidiary is a party and (D) Liens of carriers, warehousemen, mechanics and materialmen or other similar statutory Liens;

               (ii) Liens incurred on deposits made in the ordinary course of business in connection with workers' compensation, performance bonds, unemployment insurance and other types of social security, other than any Lien imposed by or under ERISA;

               (iii)  Liens for taxes not yet due;

               (iv) Easements, rights of way, permits, licenses, zoning ordinances, covenants, restrictions, defects, minor irregularities of title and other similar Liens on property which in the case of any particular parcel of real property do not materially detract from the value or utilization of such real property;

               (v) Liens created by or resulting from any litigation or legal proceeding which is currently being contested by such Company or Subsidiary in good faith and by appropriate proceedings;

               (vi)   Liens securing Permitted Debt;

               (vii) Liens granted to the Purchasers pursuant to the Security Agreement; and

               (viii) Liens with respect to assets of the Company, other than the Collateral, associated with interests in Finance Contracts, or otherwise established to facilitate warehouse facilities or securitizations thereof.

        SECTION 7.12. TRANSACTIONS WITH AFFILIATES. The Company and each Subsidiary will not, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with any joint enterprise or other joint arrangement with, any Affiliate, except, (1) pursuant to those agreements specifically identified on Schedule VII attached hereto (with a copy of such agreements annexed to such Schedule VII) and




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(2) on terms to the Company or such Subsidiary no less favorable than terms that could be obtained by the Company or such Subsidiary from a Person that is not an Affiliate of the Company upon negotiation at arms' length, as determined in good faith by the Board of Directors of the Company; provided that no determination of the Board of Directors shall be required with respect to any such transactions entered into in the ordinary course of business. It is expressly acknowledged that the sale of Finance Contracts made in accordance with current and past practice and pursuant to Section 7.24 shall be deemed to be entered into in the ordinary course of business. In addition, transactions between the Company and its wholly owned Subsidiaries or among such Subsidiaries which do not violate any other provisions of this Agreement shall not be prohibited.

        SECTION 7.13. MERGER OR CONSOLIDATION. The Company will not, in a single transaction or a series of related transactions, (i) consolidate with or merge with or into any other Person, or (ii) permit any other Person to consolidate with or merge into it, unless (w) either (A) the Company shall be the survivor of such merger or consolidation or (B) the surviving Person shall expressly assume by supplemental agreement all of the obligations of the Company under the Securities and this Agreement; (x) immediately before and immediately after giving effect to such transaction (including any indebtedness incurred or anticipated to be incurred in connection with the transaction), no Default or Event of Default shall have occurred and be continuing and, following the transaction, the Company may incur $1.00 of Debt without violating Section 7.8 hereof; (y) if the Company is not the surviving entity, such surviving entity's common shares shall be listed on either The New York Stock Exchange, American Stock Exchange, or the Nasdaq Stock Market's National Market or the Nasdaq Small Cap Market and (z) the Company has delivered to the Purchasers an officers' certificate and opinion of counsel, each stating that such consolidation, merger or transfer complies with this Agreement, that the surviving Person agrees to be bound thereby and that all conditions precedent in this Agreement relating to such transaction have been satisfied; provided, however, nothing contained in this Section 7.13 shall alter or diminish the Company's obligations under
Section 3.3(a) of this Agreement.

        SECTION 7.14. SUPPLEMENTAL INFORMATION. If at any time the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish at its expense, upon request, for the benefit of the holders from time to time of Securities, and prospective purchasers of Securities, information satisfying the information requirements of Rule 144 under the Securities Act.

        SECTION 7.15. USE OF PROCEEDS. The proceeds from the issuance and sale of the Securities by the Company shall be used solely for general corporate purposes. None of the proceeds from the issuance and sale of Securities by the Company pursuant to this Agreement will be used directly or indirectly for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System.

        SECTION 7.16. LIMITATION ON RESTRICTIONS AFFECTING SUBSIDIARIES. The Company will not enter into, or suffer to exist, any agreement with any Person which prohibits or limits the ability of any Subsidiary to (a) pay dividends or make other distributions or pay any


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Debt owed to the Company or any Subsidiary, (b) make loans or advances to the
Company or any Subsidiary or (c) transfer any of its properties or assets to the Company or any Subsidiary; provided, however, nothing contained in this Section
7.16 shall be deemed to preclude any agreement executed in connection with a transaction effected to consummate the securitizations of Finance Contracts in accordance with the Company's current and past practices and the AutoBond Manual.

        SECTION 7.17. RESTRICTIONS ON CERTAIN AMENDMENTS. Neither the Company nor any Subsidiary will waive any provision of, amend, or suffer to be amended, any provision of such entity's existing indebtedness, any material contract or agreement previously or hereafter filed by the Company with the Commission as part of its SEC Reports, any Company Corporate Document or Subsidiary Corporate Document if such amendment would materially adversely affect the Purchasers or the holders of the Securities without the prior written consent of the Majority Holders which such consent shall not be unreasonably withheld.

        SECTION 7.18. COMPLIANCE WITH TERMS AND CONDITIONS OF MATERIAL CONTRACTS. The Company will comply, in all material respects, with all terms and conditions of all material contracts to which it is subject.

        SECTION 7.19. FINANCIAL COVENANT. The Company will not permit its Cash Flow Coverage Ratio to be less than 1.0 to 1.0, for every 12-month period ending March 31, June 30, September 30 or December 31. The Company shall furnish to H.W. Partners, L.P., as representatives of the Purchasers, a compliance certificate for (and executed by the chief financial officer of) the Company within five (5) Business Days after each Annual Report on Form 10-K or Quarterly Report on Form 10-Q shall have been filed (or should have been filed) with the Commission, which such compliance certificate shall indicate the Company's Cash Flow Coverage Ratio for the preceding 12-month period and the method of calculating same.

        SECTION 7.20. LIMITATION ON ASSET SALES. Neither the Company nor any Subsidiary will consummate an Asset Sale unless (i) it receives consideration in cash at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by the Company's Board of Directors) and (ii) the Net Cash Proceeds of such sale are used to either (a) purchase similar assets in the same line of business of equivalent value within 12 months of the date of the Asset Sale or (b) immediately redeem or prepay the Convertible Notes or (c) a combination of purchases and prepayment permitted by the foregoing clauses (a) and (b). As used herein, "Asset Sale" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) of shares of capital stock of a Subsidiary (other than directors' qualifying shares), property or other assets (each referred to for the purposes of this definition as a "disposition"), including any disposition by means of a merger, consolidation or similar transaction (other than as permitted under Section 7.13), other than a disposition of property or assets at fair market value in the ordinary course of business; provided, however, nothing contained in this Section 7.20 shall be deemed to preclude the sale of any assets to a Subsidiary for the purpose of facilitating securitizations of Finance Contracts in accordance with the Company's current and past practices and the AutoBond Manual.



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        SECTION 7.21. LIMITATION ON SUBSIDIARIES. Neither the Company nor any
Subsidiary shall permit the creation of any Subsidiaries not in existence on the Closing Date unless approved, in writing, by the Majority Holders which such consent shall not be unreasonably withheld; provided, however, nothing contained in this Section 7.21 shall be deemed to preclude the creation of any Subsidiary formed for the purpose of facilitating securitizations of Finance Contracts in accordance with the Company's current and past practices and the AutoBond Manual.

        SECTION 7.22. RESERVED SHARES AND LISTINGS.

               (a) The Company will reserve from its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to permit issuance of the conversion in full of the then outstanding Convertible Notes and the exercise in full of the then outstanding Warrants;

               (b) The Company will maintain the listing of its Common Stock on the Nasdaq Market;

               (c) The Company will not repurchase or otherwise enter into any other transaction (including stock split, recapitalization or other transaction) which would cause a decrease in the number of its shares of Common Stock issued and outstanding (other than transactions that similarly decrease the number of shares of Common Stock into which the Convertible Notes and Warrants are convertible or exercisable, as the case may be);

               (d) The Company will (i) retain the Transfer Agent as the stock transfer agent for the Company's Common Stock, and (ii) if the Transfer Agent voluntarily or involuntarily fails to so serve, select an independent, unaffiliated replacement stock transfer agent willing to perform the duties of the Transfer Agent under the Transfer Agent Agreement; and

               (e) On or prior to the date that the Commission declares effective the Registration Statement, the Company shall properly file all Listing Applications with the Nasdaq Market associated with the shares of Common Stock covered by such registration statement.

        SECTION 7.23 ISSUANCE OF SHARES OF COMMON STOCK. Upon conversion of any Convertible Notes in accordance with their terms, and/or exercise of any Warrant in accordance with their terms, the Company will, and will use its best lawful efforts to cause the Transfer Agent to, issue one or more certificates representing shares of Common Stock in such name or names and in such denominations specified by a Purchaser in a Notice of Conversion or Notice of Exercise, as the case may be. As long as the Registration Statement contemplated by the Registration Rights Agreement shall remain effective the shares of Common Stock issuable upon conversion of Convertible Notes or exercise of the Warrants shall be issued to any transferee of



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such shares from a Purchaser without restrictive legend. The Company further warrants and agrees that no instructions other than these instructions have been or will be given to the Transfer Agent. Nothing in this Section shall affect in any way a Purchaser's obligations to comply with all securities laws applicable to such Purchaser upon resale of such shares of Common Stock, including any prospectus delivery requirements.

        SECTION 7.24 MAINTENANCE OF UNDERWRITING STANDARDS. The Company agrees that, until the Convertible Notes are repaid in full, it will not originate, acquire or sell any Finance Contracts which do not meet the then current standards of the AutoBond Manual. Furthermore, the Company agrees that, until the Convertible Notes are repaid in full, it will not modify the AutoBond Manual to provide that a Finance Contract not meeting each of the minimum standards below is or could be deemed a Finance Contract satisfying the standards of such AutoBond Manual:

               1. The Finance Contract must be secured by a new or used vehicle;

               2. The Finance Contract must have originated in the United
        States;

               3. The Finance Contract must provide for level monthly payments that fully amortize the amount financed over its original term;

               4. The Finance Contract must have an original term of between 24 and 72 months;

               5. The Finance Contract must provide for finance charges of between 14.00% and 29.95% annual percentage rate;

               6. The Finance Contract must not be more than two payments past due as of the date of securitization; and

               7. The obligor under the Finance Contract may not have a related financed vehicle which is in repossession.

                                  ARTICLE VIII

                             LIMITATION ON TRANSFERS

        SECTION 8.1 RESTRICTIONS ON TRANSFER. From and after their respective dates of issuance, none of the Securities shall be transferable except upon the conditions specified in this Article VIII, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the Transfer of any of such Securities or any interest therein. Each Purchaser will use its best efforts to cause any proposed transferee of any Securities held by it to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this Article VIII.



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        SECTION 8.2.  RESTRICTIVE LEGENDS.

        (a) Each certificate for Securities issued to a Purchaser or to a subsequent transferee shall (except as contemplated by Section 7.23 and Section
9.3 hereof) include a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (C) IF REGISTERED UNDER THE SECURITIES ACT.

        SECTION 8.3. NOTICE OF PROPOSED TRANSFERS. Prior to any proposed Transfer of the Securities other than a transfer (i) registered under the Securities Act, (ii) to an affiliate of a Purchaser which is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act, provided that any such transferee shall agree to be bound by the terms of this Agreement, and (iii) to be made in reliance on Rule 144 under the Securities Act, the holder thereof shall give written notice to the Company of such holder's intention to effect such Transfer, setting forth the manner and circumstances of the proposed Transfer, which shall be accompanied by (A) an opinion of counsel to the Company, confirming that such transfer does not give rise to a violation of the Securities Act, (B) representation letters in form and substance reasonably satisfactory to the Company to ensure compliance with the provisions of the Securities Act and (C) letters in form and substance reasonably satisfactory to the Company from each such transferee stating such transferee's agreement to be bound by the terms of this Agreement and the Registration Rights Agreement. Such proposed Transfer may be effected only if the Company shall have received such notice of transfer, opinion of counsel, representation letters and other letters referred to in the immediately preceding sentence, whereupon the holder of such Securities shall be entitled to Transfer such Securities in accordance with the terms of the notice delivered by the holder to the Company.

        SECTION 8.4. RESTRICTIONS ON CERTAIN STOCKHOLDERS. Each of William Winsauer, John S. Winsauer and Adrian Katz (collectively, the "Majority Stockholders") covenants and agrees that he will not (and the Company agrees to use its best efforts to ensure that such Majority Stockholders will not), directly or indirectly, offer, sell, contract to sell, grant any option to purchase or otherwise dispose of more than an aggregate of ten percent (10%) of the shares of the Company's common stock legally or beneficially owned by such Majority Stockholders on the date of this Agreement until the Convertible Notes have been paid in full, redeemed, fully converted or otherwise cease to be outstanding obligations of the Company, without the prior written consent of the Majority Holders.



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                                   ARTICLE IX

                     ADDITIONAL AGREEMENTS AMONG THE PARTIES

        SECTION 9.1.  REGISTRATION RIGHTS.

        (a) The Company shall grant the Purchasers registration rights covering all of the shares of Common Stock issuable on conversion of the Convertible Notes or upon exercise of the Warrants on the terms set forth in the Registration Rights Agreement. The Registration Rights Agreement shall also provide for subsequent registrations by the Company covering the Additional Shares.

        (b) The Company shall prepare and file on or before fifteen (15) calendar days after the Closing Date, a registration statement (the "Registration Statement") on Form S-3 (or such other form as is then available for registration) covering the sale of the shares of Common Stock issuable upon conversion of the Convertible Notes and upon exercise of the Warrants. The Company shall use its best efforts to cause the Registration Statement to be declared effective by the Commission no later than the First Required Effectiveness Date. If the Registration Statement is (x) not declared effective by the Commission by the First Required Effectiveness Date, or (y) such effectiveness is not maintained for the Registration Maintenance Period, the Company shall pay to each Purchaser monthly, as liquidated damages and not as a penalty, its pro rata portion of the Default Fee specified in the Registration Rights Agreement.

        (c) Any such Default Fee shall be paid in cash by the Company to the Purchasers by wire transfer in immediately available funds on the last day of each calendar month following the event requiring its payment.

        SECTION 9.2. PROHIBITION ON DISCOUNTED EQUITY OFFERINGS. Until such time as the Convertible Notes have been repaid in full, the Company agrees that it will not issue (or, unless such issuance would, upon the closing thereof, result in the repayment in full of the Convertible Notes, agree to issue) any of its equity securities (or securities convertible into or exchangeable or exercisable for equity securities (the "Derivative Securities")), on terms that allow a holder thereof to acquire such equity securities (or Derivative Securities) at a discount to the Market Price of the Common Stock at the time of issuance or, if such debt has a conversion price based on any formula (other than standard anti-dilution provisions) based on the Market Price on a date later than the date of issuance, the date of conversion (each such event, a "Discounted Equity Offering"). As used herein, "discount" shall include, but not be limited to, (1) any warrant, right or other security granted or offered in connection with such issuance which, on the applicable date of grant is offered with an exercise or conversion price, as the case may be, at less than the then current Market Price of the Common Stock or, if such security has an exercise or conversion price based on any formula (other than standard anti-dilution provisions) based on the Market Price on a date later than the date of issuance, then such price shall be at least equal to the Market Price on such date of exercise or conversion, as the case may be, or (2) any commissions, fees or other allowances paid in connection with such issuances (other than customary underwriter or placement agent commissions, fees or allowances). The restrictions contained in this
Section 9.2 shall not apply to the issuance by the Company of (or the agreement to issue) Common




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Stock or (Derivative Securities) in connection with (x) the acquisition of a business or of assets otherwise permitted under this Agreement, or (y) stock option or other compensatory plans.

        SECTION 9.3.  LIQUIDATED DAMAGES.

        (a) The Company shall, and shall use its best efforts to cause the Transfer Agent to, issue and deliver shares of Common Stock within three (3) New York Stock Exchange Trading Days of delivery of a Notice of Conversion or Notice of Exercise, as applicable (the "Deadline") to the Purchaser (or any party receiving Securities by Transfer from such Purchaser) at the address of the Purchaser set forth in the Notice of Conversion or Notice of Exercise, as the case may be. As contemplated by Section 5 of the Transfer Agent Agreement, and consistent with Section 7.23 hereof, if such Notice of Conversion or Notice of Exercise, as applicable, is delivered while the Registration Statement is effective, such certificates shall be delivered without restrictive legend. The Company understands that a delay in the issuance of such certificates after the Deadline could result in economic loss to the Purchaser. If for any reason (other than as a result of actions taken by a Purchaser in breach of this Agreement) the Company fails to issue such certificates of Common Stock by the Deadline, as compensation, and not as a penalty, the Company agrees to pay liquidated damages to the Purchasers for such late issuance of such certificates an amount equal to $1,000 per day for each day such certificates are not delivered for the first ten (10) days after the Deadline and $2,000 per day for each day thereafter.

        (b) Upon demand, the Company shall promptly pay the Purchasers any liquidated damages incurred under this Section by wire transfer in immediately available funds to an account designated by the Purchasers. Nothing herein shall waive the Company's obligations to deliver shares of Common Stock upon a conversion of the Convertible Notes or exercise of the Warrants or limit any Purchaser's right to pursue actual damages (less the amount of any liquidated damages received pursuant to the foregoing) for the Company's failure to issue and deliver shares of Common Stock to such Purchaser consistent with the terms of this Agreement.

        SECTION 9.4. CONVERSION NOTICE. The Company agrees that, in addition to any other remedies which may be available to the Purchasers, including, but not limited to, the remedies available under Section 9.3, in the event the Company fails for any reason (other than as a result of actions taken by a Purchaser in breach of this Agreement) to effect delivery to a Purchaser of certificates as contemplated by Section 9.3 representing the Minimum Number of shares of Common Stock on or prior to the Deadline after conversion of any Convertible Notes, or certificates contemplated by Section 9.3 after exercise of any Warrant, such Purchaser will be entitled, if prior to the delivery of such certificates, to revoke the Notice of Conversion or Notice of Exercise, as applicable, by delivering a notice to such effect to the Company and the Transfer Agent whereupon the Company and the Purchaser shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion or Notice of Exercise.

        SECTION 9.5.  LIMITATION ON CONVERSION PRIOR TO DEFAULT.

        (a) In addition to and not in lieu of the limitations on conversion set forth in the Convertible Notes and Warrants, the conversion and exercise rights of the Purchasers set forth in the




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Convertible Notes and Warrants, as applicable, shall be limited, solely to the extent required, from time to time, such that in no instance shall the maximum number of shares of Common Stock which the Purchasers (singularly, together with any Persons who in the determination of such Purchasers, together with such Purchasers, constitute a group as defined in Rule 13d-5 of the Exchange Act) may receive in respect of any conversion of the Convertible Notes or exercise of the Warrants, exceed, at any one time, an amount equal to the remainder of (i) 4.99% of the then issued and outstanding shares of Common Stock of the Company following such conversion or exercise minus (ii) the number of shares of Common Stock of the Company then owned by the Purchasers (but exclusive of any shares of Common Stock deemed beneficially owned due to ownership of the Convertible Notes and Warrants) (the foregoing being herein referred to as the "Limitation on Conversion"). At the written request of the Company, the applicable Purchasers shall certify in each Notice of Conversion and Notice of Exercise that it is in compliance with the Limitation on Conversion.

        (b) The Limitation on Conversion shall not apply, and shall be of no further force and effect, (i) upon the occurrence of any redemption transaction described in Sections 3.2 or 3.3 hereof, (ii) on the Maturity Date or (iii) the occurrence of any Event of Default described in Section 11.1 hereof and for which the Purchaser has provided written notice thereof and which is not cured within the greater of the applicable time period specified in either (A) such written notice of the Purchaser or (B) Section 11.1 hereof.

        (c) Subject to the foregoing limitations, each Purchaser shall, at its option, have the sole right to determine whether to exercise the right of conversion or exercise for the Convertible Notes and Warrants. The Company shall honor each Notice of Conversion and Notice of Exercise in the order received.

                                    ARTICLE X

                            ADJUSTMENT OF FIXED PRICE

        SECTION 10.1. REORGANIZATION. The exercise price of the Warrants set forth therein and the Maximum Conversion Price (collectively, the "Fixed Prices") shall be adjusted as hereafter provided.

        SECTION 10.2. SHARE REORGANIZATION. If and whenever the Company shall:

               (i) subdivide the outstanding shares of Common Stock into a greater number of shares;

               (ii) consolidate the outstanding shares of Common Stock into a smaller number of shares;

               (iii) issue Common Stock or securities convertible into or exchangeable for shares of Common Stock as a stock dividend to all or substantially all the holders of Common Stock; or




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               (iv) make a distribution on the outstanding Common Stock to all or substantially all the holders of Common Stock payable in Common Stock or securities convertible into or exchangeable for Common Stock;

any of such events being herein called a "Share Reorganization", then in each such case the applicable Fixed Price shall be adjusted, effective immediately after the record date at which the holders of Common Stock are determined for the purposes of the Share Reorganization or, if no record date is fixed, the effective date of the Share Reorganization, by multiplying the applicable Fixed Price in effect on such record or effective date, as the case may be, by a fraction of which:

               (I) the numerator shall be the number of shares of Common Stock outstanding on such record or effective date (without giving effect to the transaction); and

               (II) the denominator shall be the number of shares of Common Stock outstanding after giving effect to such Share Reorganization, including, in the case of a distribution of securities convertible into or exchangeable for shares of Common Stock, the number of shares of Common Stock that would have been outstanding if such securities had been converted into or exchanged for Common Stock on such record or effective date.

        SECTION 10.3. RIGHTS OFFERING. If and whenever the Company shall issue to all or substantially all the holders of Common Stock, rights, options or warrants under which such holders are entitled, during a period expiring not more than 45 days after the record date of such issue, to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock), at a price per share (or, in the case of securities convertible into or exchangeable for Common Stock, at an exchange or conversion price per share at the date of issue of such securities) of less than 95% of the Market Price of the Common Stock on such record date (any such event being herein called a "Rights Offering"), then in each such case the applicable Fixed Price shall be adjusted, effective immediately after the record date at which holders of Common Stock are determined for the purposes of the Rights Offering, by multiplying the applicable Fixed Price in effect on such record date by a fraction of which:

        (i)    the numerator shall be the sum of:

               (I) the number of shares of Common Stock outstanding on such record date; and

               (II) a number obtained by dividing:

               (A) either,

                      (x) the product of the total number of shares of Common Stock so offered for subscription or purchase and the price at which such shares are so offered, or



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                      (y) the product of the maximum number of shares of Common
        Stock into or for which the convertible or exchangeable securities so offered for subscription or purchase may be converted or exchanged and the conversion or exchange price of such securities,

        or, as the case may be, by

               (B) the Market Price of the Common Stock on such record date; and

        (ii)   the denominator shall be the sum of:

               (I) the number of shares of Common Stock outstanding on such record date; and

               (II) the number of shares of Common Stock so offered for subscription or purchase (or, in the case of securities convertible into or exchangeable for Common Stock, the maximum number of shares of Common Stock for or into which the securities so offered for subscription or purchase may be converted or exchanged).

To the extent that such rights, options or warrants are not exercised prior to the expiry time thereof, the applicable Fixed Price shall be readjusted effective immediately after such expiry time to the applicable Fixed Price which would then have been in effect upon the number of shares of Common Stock (or securities exchangeable into Common Stock) actually delivered upon the exercise of such rights, options or warrants.

        SECTION 10.4. SPECIAL DISTRIBUTION. If and whenever the Company shall issue or distribute to all or substantially all the holders of Common Stock:

               (i) shares of the Company of any class, other than Common Stock;

               (ii) rights, options or warrants; or

               (iii) any other assets (excluding cash dividends and equivalent dividends in shares paid in lieu of cash dividends in the ordinary course);

and if such issuance or distribution does not constitute a Share Reorganization or a Rights Offering (any such event being herein called a "Special Distribution"), then in each such case the applicable Fixed Price shall be adjusted, effective immediately after the record date at which the holders of Common Stock are determined for purposes of the Special Distribution, by multiplying the applicable Fixed Price in effect on such record date by a fraction of which:

               (i) the numerator shall be the difference between:

               (A) the product of the number of shares of Common Stock outstanding on such record date and the Market Price of the Common Stock on such date; and


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               (B) the fair market value, as determined by the Directors (whose determination shall be conclusive), to the holders of Common Stock of the shares, rights, options, warrants, evidences of indebtedness or other assets issued or distributed in the Special Distribution (net of any consideration paid therefor by the holders of Common Stock), and

               (ii) the denominator shall be the product of the number of shares of Common Stock outstanding on such record date and the Market Price of the Common Stock on such date.

        SECTION 10.5. CAPITAL REORGANIZATION. If and whenever there shall occur:

               (i) a reclassification or redesignation of the shares of Common Stock or any change of the shares of Common Stock into other shares, other than in a Share Reorganization;

               (ii) a consolidation, merger or amalgamation of the Company with, or into another body corporate; or

               (iii) the transfer of all or substantially all of the assets of the Company to another body corporate;

(any such event being herein called a "Capital Reorganization"), then in each such case the holder who exercises the right to convert Convertible Notes or exercise the Warrants after the effective date of such Capital Reorganization shall be entitled to receive and shall accept, upon the exercise of such right, in lieu of the number of shares of Common Stock to which such holder was theretofore entitled upon the exercise of the conversion privilege, the aggregate number of shares or other securities or property of the Company or of the body corporate resulting from such Capital Reorganization that such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, such holders had been the holder of the number of shares of Common Stock to which such holder was theretofore entitled upon conversion; provided, however, that no such Capital Reorganization shall be consummated in effect unless all necessary steps shall have been taken so that such holders shall thereafter be entitled to receive such number of shares or other securities of the Company or of the body corporate resulting from such Capital Reorganization, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained above.

        SECTION 10.6. ADJUSTMENT RULES. The following rules and procedures shall be applicable to adjustments made in this Article X:

               (a) no adjustment in the applicable Fixed Price shall be required unless such adjustment would result in a change of at least 1% in the applicable Fixed Price then in effect, provided, however, that any adjustments which, but for the provisions of this clause would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;



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               (b) no adjustment in the applicable Fixed Price shall be made pursuant to this Article XI in respect of the issue from time to time of Common Stock to holders of Common Stock who exercise an option to receive substantially equivalent dividends in Common Stock in lieu of receiving cash dividends in the ordinary course; and

               (c) if a dispute shall at any time arise with respect to any adjustment of the applicable Fixed Price, such dispute shall be conclusively determined by the auditors of the Company or, if they are unable or unwilling to act, by a firm of independent chartered accountants selected by the Directors and any such determination shall be binding upon the Company and Purchasers.

        SECTION 10.7. CERTIFICATE AS TO ADJUSTMENT. The Company shall from time to time promptly after the occurrence of any event which requires an adjustment in the applicable Fixed Price deliver to the Purchasers a certificate specifying the nature of the event requiring the adjustment, the amount of the adjustment necessitated thereby, the applicable Fixed Price after giving effect to such adjustment and setting forth, in reasonable detail, the method of calculation and the facts upon which such calculation is based.

        SECTION 10.8. NOTICE TO NOTEHOLDERS. If the Company shall fix a record date for:

               (a) any Share Reorganization (other than the subdivision of outstanding Common Stock into a greater number of shares or the consolidation of outstanding Common Stock into a smaller number of shares),

               (b) any Rights Offering.,

               (c) any Special Distribution,

               (d) any Capital Reorganization (other than a reclassification or redesignation of the Common Stock into other shares), or

               (e) any cash dividend,

the Company shall, not less than 10 days prior to such record date or, if no record date is fixed, prior to the effective date of such event, give to the Purchasers notice of the particulars of the proposed event or the extent that such particulars have been determined at the time of giving the notice.

                                   ARTICLE XI

                                EVENTS OF DEFAULT

        SECTION 11.1. EVENTS OF DEFAULT. If one or more of the following events (each an "Event of Default") shall have occurred and be continuing:



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               (a) failure by the Company to pay or prepay when due, all or any part of the principal or Make Whole Amount on any of the Convertible Notes;

               (b) failure by the Company to pay (i) within three (3) Business Days of the due date thereof any interest on any Convertible Notes or
        (ii) within five (5) Business Days following the delivery of notice to the Company of any fees or any other amount payable (not otherwise referred to in (a) above or this clause (b)) by the Company under this Agreement;

               (c) failure by the Company to timely comply with the requirements of Section 9.3(a) or (b) hereof, which failure is not cured within seven
        (7) days of such failure;

               (d) an event of default shall have occurred and is continuing under any Financing Document;

               (e) failure on the part of the Company to observe or perform any covenant contained in Sections 7.7 - 7.13, 7.15, 7.20, 7.22, 7.23 and
        7.24 of this Agreement;

               (f) failure on the part of the Company to observe or perform any covenant contained in any Financing Document (other than those covered by clauses (a), (b), (c), (d) or (e) above) for 30 days from the date of such occurrence;

               (g) the trading in the Common Stock shall have been suspended by the Commission or by the Nasdaq Market (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company and except if, at the time there is any suspension on the Nasdaq Market, the Common Stock is then listed and approved for trading on either the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock market's Small Cap Market, or the Nasdaq National Market within two (2) Trading Days thereof);

               (h) failure of the Company to file the Listing Applications, which failure is not cured within fifteen (15) Business Days of such failure;

               (i) the Company shall have its Common Stock delisted from the Nasdaq Market for at least ten (10) consecutive Trading Days and is unable to obtain a listing on either the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock market's Small Cap Market or the Nasdaq Stock Market's National Market within such ten (10) Trading Days;

               (j) the Registration Statement shall not have been declared effective by the Commission, with such effectiveness maintained for the Registration Maintenance Period, which results in the Company incurring the Default Fee for a period in excess of 60 days;



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


               (k) the Company or any Designated Subsidiary has commenced a voluntary case or other proceeding seeking liquidation, winding-up, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, moratorium or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or has consented to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or has made a general assignment for the benefit of creditors, or has failed generally to pay its debts as they become due, or has taken any corporate action to authorize any of the foregoing;

               (l) an involuntary case or other proceeding has been commenced against the Company or any Designated Subsidiary, seeking liquidation, winding-up, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency, moratorium or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days, or an order for relief has been entered against the Company or any Designated Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

               (m) default in respect of any Debt in excess of $100,000 of the Company or any Subsidiary, or the Company or any Subsidiary has failed to pay at maturity or within any applicable period of grace any such Debt;

               (n) judgments or orders for the payment of money which in the aggregate at any one time exceed $250,000 and are not covered by insurance have been rendered against the Company or any Subsidiary by a court of competent jurisdiction and such judgments or orders shall continue unsatisfied and unstayed for a period of 60 days;

               (o) any representation, warranty, certification or statement made by the Company in any Financing Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with any Financing Document shall prove to have been untrue in any material respect when made;

               (p) any member of the ERISA Group has failed to pay when due an amount or amounts aggregating in excess of $100,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan has been filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC has instituted proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition has existed by reason of which the PBGC is entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there has occurred a complete or partial withdrawal from, or a default, within the meaning of
        Section 4219(c) (5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more


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        members of the ERISA Group to incur a current payment obligation in excess of $100,000; or

               (q) failure by the Company to timely and completely comply with its obligations under the Trust Agreement,

        then, and in every such occurrence, any Purchaser may, with respect to an Event of Default specified in paragraphs (a) or (b), and the Majority Holders may, with respect to any other Event of Default, by notice to the Company, declare the Convertible Notes to be, and the Convertible Notes shall thereon become immediately due and payable; provided that in the case of any of the Events of Default specified in paragraph (k) or
        (l) above with respect the Company or any Designated Subsidiary, then, without any notice to the Company or any other act by any Purchaser, the entire amount of the Convertible Notes shall become immediately due and payable, provided further, if any Event of Default has occurred and is continuing, and irrespective of whether any Convertible Note has been declared immediately due and payable hereunder, any Purchaser of Convertible Notes may proceed to protect and enforce the rights of such Purchaser by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Convertible Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise, and provided further, in the case of an Event of Default, the amount declared due and payable on the Convertible Notes shall be (x) prior to the Call Date, the Early Repayment Price thereof and (y) on or after the Call Date, the Formula Price thereof.

        SECTION 11.2. POWERS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Purchasers is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Every power and remedy given by the Convertible Notes or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Purchasers.

                                   ARTICLE XII

                                  MISCELLANEOUS

        SECTION 12.1. NOTICES. All notices, demands and other communications to any party hereunder shall be in writing (including telecopier or similar writing) and shall be given to such party at its address set forth on the signature pages hereof, or such other address as such party may hereafter specify for the purpose to the other parties. Each such notice, demand or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified on the signature page hereof, (ii) if given by mail, four days after such communication is deposited in the mail with first class postage prepaid, addressed as


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aforesaid or (iii) if given by any other means, when delivered at the address specified in or pursuant to this Section.


        SECTION 12.2. NO WAIVERS; AMENDMENTS.

        (a) No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

        (b) Any provision of this Agreement may be amended, supplemented or waived if, but only if, such amendment, supplement or waiver is in writing and is signed by the Company and the Majority Holders; provided, that without the consent of each holder of any Convertible Note affected thereby, an amendment or waiver may not (a) reduce the aggregate principal amount of Convertible Notes whose holders must consent to an amendment or waiver, (b) reduce the rate or extend the time for payment of interest on any Convertible Note, (c) reduce the principal amount of or extend the stated maturity of any Convertible Note or (d) make any Convertible Note payable in money or property other than as stated in such Convertible Note. In determining whether the holders of the requisite principal amount of Convertible Notes have concurred in any direction, consent, or waiver as provided in any Financing Document, Convertible Notes which are owned by the Company or any other obligor on or guarantor of the Convertible Notes, or by any Person Controlling, Controlled by, or under Common Control with any of the foregoing, shall be disregarded and deemed not to be outstanding for the purpose of any such determination; and provided further that no such amendment, supplement or waiver which affects the rights of the Purchasers and their affiliates otherwise than solely in their capacities as holders of Convertible Notes shall be effective with respect to them without their prior written consent.

        SECTION 12.3. INDEMNIFICATION. The Company agrees to indemnify and hold harmless each Purchaser, its affiliates, and each Person, if any, who controls such Purchaser, or any of its affiliates, within the meaning of the Securities Act or the Exchange Act (a Controlling Person"), and the respective partners, agents, employees, officers and directors of the Purchasers, their affiliates and any such Controlling Person (each an Indemnified Party" and collectively, the "Indemnified Parties"), from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation and as incurred, reasonable costs of investigating, preparing or defending any such claim or action, whether or not such Indemnified Party is a party thereto, provided that the Company shall not be obligated to advance such costs to any Indemnified Party other than the Purchasers unless it has received from such Indemnified Party an undertaking to repay to the Company the costs so advanced if it should be determined by final judgment of a court of competent jurisdiction that such Indemnified Party was not entitled to indemnification hereunder with respect to such costs) which may be incurred by such Indemnified Party in connection with any investigative, administrative or judicial proceeding brought or threatened that relates to or arises out of, or is in connection with any activities contemplated by any Financing Document or any other services rendered in connection herewith; provided that the Company will not be responsible for any claims, liabilities losses, damages or expenses that are



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determined by final judgment of a court of competent jurisdiction to result from such Indemnified Party's gross negligence, willful misconduct or bad faith.

        If any action shall be brought against an Indemnified Party with respect to which indemnity may be sought against the Company under this Agreement, such Indemnified Party shall promptly notify the Company in writing and the Company, at its option, may, assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party and payment of all reasonable fees and expenses. The failure to so notify the Company shall not affect any obligations the Company may have to such Indemnified Party under this Agreement or otherwise unless the Company is materially adversely affected by such failure. Such Indemnified Party shall have the right to employ separate counsel in such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless: (i) the Company has failed to assume the defense and employ counsel or
(ii) the named parties to any such action (including any impleaded parties) include such Indemnified Party and the Company, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, in which case, if such Indemnified Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, provided, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be responsible hereunder for the reasonable fees and expenses of more than one such firm of separate counsel, in addition to any local counsel, which counsel shall be designated by the Purchasers. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company (which shall not be unreasonably withheld) and the Company agrees to indemnify and hold harmless each Indemnified Party from and against any loss or liability by reason of settlement of any action effected with the consent of the Company. In addition, the Company will not, without the prior written consent of the Purchasers, settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, suit or proceeding in respect to which indemnification or contribution may be sought hereunder (whether or not any Indemnified Party is a party thereto) unless such settlement, compromise, consent or termination includes an express unconditional release of the Purchasers and the other Indemnified Parties, satisfactory in form and substance to the Purchasers, from all liability arising out of such action, claim, suit or proceeding.

        If for any reason the foregoing indemnity is unavailable (otherwise than pursuant to the express terms of such indemnity) to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then in lieu of indemnifying such Indemnified Party, the Company shall contribute to the amount paid or payable by such Indemnified Party as a result of such claims, liabilities, losses, damages, or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Purchasers on the other from the transactions contemplated by this Agreement or
(ii) if the allocation provided by clause (i) is not permitted under applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Purchasers on the other, but also the




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


relative fault of the Company and the Purchasers as well as any other relevant equitable considerations. Notwithstanding the provisions of this Section 12.3, the aggregate contribution of all Indemnified Parties shall not exceed the amount of interest and fees actually received by the Purchasers pursuant to this Agreement. It is hereby further agreed that the relative benefits to the Company on the one hand and the Purchasers on the other with respect to the transactions contemplated hereby shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or by the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation

        The indemnification, contribution and expense reimbursement obligations set forth in this Section 12.3 (i) shall be in addition to any liability the Company may have to any Indemnified Party at common law or otherwise, (ii) shall survive the termination of this Agreement and the other Financing Documents and the payment in full of the Convertible Notes and (iii) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Purchasers or any other Indemnified Party.

        SECTION 12.4. EXPENSES: DOCUMENTARY TAXES. The Company agrees to pay (i) the out-of-pocket costs, expenses and other payments in connection with the purchase and sale of the Securities as contemplated by this Agreement, including the fees and disbursements of special counsel for the Purchasers incurred in connection with the preparation of the Financing Documents, in the amount of $25,000 as contemplated by Section 1 of the Transfer Agent Agreement, (ii) all reasonable out-of-pocket expenses of the Purchasers, including fees and disbursements of counsel, in connection with any waiver or consent hereunder or under any other Financing Document or any amendment hereof or thereof and (iii) all reasonable out-of-pocket expenses of the Purchasers and each holder of Securities, including fees and disbursements of counsel, in connection with any collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. In addition, the Company agrees to pay any and all stamp, transfer and other similar taxes, assessments or charges payable in connection with the execution and delivery of any Financing Document or the issuance of the Securities to the Purchasers, excluding their assigns.

        SECTION 12.5. PAYMENT. The Company agrees that, so long as a Purchaser shall own any Convertible Notes purchased by it from the Company hereunder, the Company will make payments to such Purchaser of all amounts due thereon by wire transfer by 1:00 P.M. (New York City time) on the date of payment to the Transfer Agent Agreement for disbursement to the Purchasers as required by the Transfer Agent Agreement.

        SECTION 12.6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and upon the Purchasers and their respective successors and assigns; provided that the Company shall not assign or otherwise transfer its rights or obligations under this Agreement to any other Person without the prior written consent of the Majority Holders. All provisions



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hereunder purporting to give rights to Purchasers and their affiliates or to holders of Securities are for the express benefit of such Persons and their successors and assigns.

        SECTION 12.7. BROKERS. The Company represents and warrants that it has not employed any broker, finder, financial advisor or investment banker who would be entitled to any brokerage, finder's or other fee or commission payable by the Company or the Purchasers in connection with the sale of the Securities. Each Purchaser hereby warrants that it has not employed any broker, finder, financial advisor or investment banker who would be entitled to any brokerage, finder's or other fee or commission payable by the Company in connection with the sale of the Securities.

        SECTION 12.8. NEW YORK LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; APPOINTMENT OF AGENT. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        The Company and each Purchaser hereby irrevocably designates, appoints and empowers Dewey Ballantine with offices at 1301 Avenue of the Americas, New York, New York 10019-6092 as its designees, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Company and Purchasers agree to designate a similarly qualified entity as their new designee, appointee and agent in New York.

        SECTION 12.9. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated unless a failure of consideration would result thereby.

        SECTION 12.10 SURVIVAL. In addition to the survival of the indemnification, contribution and expense reimburse obligations set forth in
Section 3.6 and Section 12.3 hereof,




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


the provisions contained herein which are incorporated by reference into the Warrants and the provisions set forth in Sections 9.1 and 9.3 hereof shall survive the termination of this Agreement and the payment in full of the Convertible Notes and shall remain operative and in full force and effect.

        SECTION 12.11.COUNTERPARTS. This Agreement may be executed by telecopy signature and in any number of counterparts each of which shall be an original with the same effect as if the signatures there to and hereto were upon the same instrument.

                            [SIGNATURE PAGES FOLLOW]



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



        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers, as of the date first above written.

                                 AUTOBOND ACCEPTANCE CORPORATION

                                 By:_________________________________

                                 Name:_______________________________

                                 Title:______________________________

                                 Address:      301 Congress Avenue
                                               Suite 900
                                               Austin, Texas  78701

                                 Fax:          (512) 472-1548
                                 Attn:         Will Winsauer,
                                               Chief Executive Officer

        With a copy to:          Butler & Binion, L.L.P.
                                 1000 Louisiana Street
                                 Suite 1600
                                 Houston, Texas  77002-5093
                                 Fax:  (713) 237-3202
                                 Attn:  John W. Menke, Esq.

                                 INFINITY EMERGING
                                 OPPORTUNITIES LIMITED

                                 By:_________________________________

                                 Name:_______________________________

                                 Title:______________________________

                                 Address:      38 Hertford Street
                                               London, England  WIY 7TG
                                 Fax:          011-44-171-355-4975
                                 Attn:         J. A. Loughran

        With a copy to:          HW Partners, L.P.
                                 1601 Elm Street
                                 4000 Thanksgiving Tower
                                 Dallas, Texas 75201
                                 Telephone:  (214) 720-1689
                                 Fax:  (214) 720-1662
                                 Attn.:  Stuart Chasanoff, Esq.




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                                  LION CAPITAL PARTNERS, L.P.

                                  By:    Mountain Capital Management, L.L.C.,
                                         its general partner

                                                By:
                                                Name:

        Title:

                                                Address:   1601 Elm Street
                                                           4000 Thanksgvg Twr
                                                           Dallas, Texas  75201
                                                Telephone: (214) 720-1689
                                                Fax:       (214) 720-1662
                                                Attn:      Barrett Wissman

        With a copy to:            HW Partners, L.P.
                                   1601 Elm Street
                                   4000 Thanksgiving Tower
                                   Dallas, Texas 75201
                                   Telephone:  (214) 720-1689
                                   Fax:  (214) 720-1662
                                   Attn.:  Stuart Chasanoff, Esq.





              MAJORITY STOCKHOLDERS' ACKNOWLEDGEMENT OF SECTION 8.4

        The undersigned persons hereby acknowledge Section 8.4 of this Agreement and agree to be bound by the restrictions imposed by such Section in their individual capacities.

___________________________________                _____________________________
William Winsauer                                   Adrian Katz

___________________________________
John S. Winsauer


SECURITIES PURCHASE AGREEMENT - Page 53
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



                                    SCHEDULES

Schedule I     -      Pro Rata Portion of Securities
Schedule II    -      Investments, Joint Ventures
Schedule III   -      Capitalization
Schedule IV    -      Leases
Schedule V     -      Debt
Schedule VI    -      Liens
Schedule VII   -      Transactions with Affiliates


                                    EXHIBITS

Exhibit A      -      Form of Convertible Note
Exhibit B      -      Form of Notice of Conversion
Exhibit C      -      Form of Notice of Exercise
Exhibit D      -      Form of Registration Rights Agreement
Exhibit E      -      Form of Security Agreement
Exhibit F      -      Form of Solvency Certificate
Exhibit G      -      Form of Officer's Certificate
Exhibit H      -      Form of Transfer Agent Agreement
Exhibit I      -      Form of Warrant
Exhibit J      -      Form of Company Counsel's Opinion



SECURITIES PURCHASE AGREEMENT - Page 54
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




                                   SCHEDULE 1

                                   SECURITIES

----------------------------------------- --------------------------- --------------------------
                                             AGGREGATE PRINCIPAL
              NAME/ADDRESS                     AMOUNT OF NOTES        NUMBER OF WARRANT SHARES
----------------------------------------- --------------------------- --------------------------
Lion Capital Partners, L.P.
Address: 1601 Elm Street                          1,000,000                    100,000
         4000 Thanksgiving Tower
         Dallas, TX 75201

Wire Instructions:
        Bank One, Texas N.A.
        ABA 111 000 614
        Credit:  Lion Capital Partners
        Acct No:  182 215 0536

----------------------------------------- --------------------------- --------------------------

Infinity Emerging Opportunities Limited
Address: 38 Hertford Street                       1,000,000                    100,000
         London, England  WIY 7TG

Wire Instructions:
        Citibank New York
        ABA 021 000 089
        Credit: Bear Stearns
        Account No. 0925-3186
        Further credit: Infinity Emerging
                        Opportunities Ltd.
        Acct No:  102-06022-2
----------------------------------------- --------------------------- --------------------------
TOTAL                                             $2,000,000                   200,000
----------------------------------------- --------------------------- --------------------------

                                      EXHIBIT D TO SECURITIES PURCHASE AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

        REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 30, 1997, among AUTOBOND ACCEPTANCE CORPORATION, a Texas corporation (the "Company"), and the other undersigned parties hereto, (collectively, the "Funds").

        1. INTRODUCTION. The Company and the Funds have today executed that certain Securities Purchase Agreement (the "Purchase Agreement"), pursuant to which the Company has agreed, among other things, to issue an aggregate of $2.0 million (U.S.) principal amount of 18% Convertible Notes of the Company (the "Notes") to the Funds or their successors, assigns or transferees (collectively, the "Holders"). The Notes are convertible into an indeterminable number of shares (the "Conversion Shares") of the Company's common stock, no par value per share (the "Common Stock"), pursuant to the terms of the Notes. In addition, pursuant to the terms of the Purchase Agreement and the transactions contemplated thereby, the Company has issued to the Funds certain Common Stock Purchase Warrants exercisable for an aggregate of up to 200,000 shares of Common Stock (the "Warrant Shares"). The number of Conversion Shares and Warrant Shares is subject to adjustment upon the occurrence of stock splits, recapitalizations and similar events occurring after the date hereof. Additionally, the parties hereto are currently negotiating the terms of a Trust Securities Purchase Agreement (the "Trust Agreement"), pursuant to which the Company may issue, although it is currently under no obligation to issue, (either directly or upon conversion, exchange or exercise of certain derivative securities issued) an indeterminable number of additional shares of Common Stock (the "Additional Shares") upon the occurrence of certain events described therein. The parties desire that if and to the extent they can come to agreement on the precise terms of the Trust Agreement, the Additional Shares potentially issuable as a result thereof should also be covered by this Agreement. The Company represents and warrants that the Company's Common Stock is currently eligible for trading on the Nasdaq Stock Market's National Market (the "National Market") under the symbol "ABND". This Agreement shall become effective upon the issuance of the Notes to any of the Holders pursuant to the Purchase Agreement. Certain capitalized terms used in this Agreement are defined in Section 3 hereof; references to sections shall be to sections of this Agreement.

        2.     REGISTRATION UNDER SECURITIES ACT, ETC.

        2.1    IMMEDIATE REGISTRATION.

               (a) REGISTRATION OF CONVERSION SHARES AND WARRANT SHARES. As soon as practicable after the date hereof, but in any event prior to fifteen (15) calendar days after the issuance of the Notes to any Holders, the Company shall prepare and file a registration statement to effect the registration under the Securities Act of all, but not less than all, of the Registrable Securities which relate to the Conversion Shares and the Warrant Shares, demand for which is hereby given and acknowledged; all to the extent requisite to permit the public resale of the Conversion Shares and Warrant Shares to be so registered. The Company shall use its best efforts to cause the registration statement which is the subject of this Section 2.1(a) (the "First Registration Statement") to be declared effective by the Commission upon the earlier to occur of


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(i) ninety (90) calendar days after the original filing thereof and (ii) five
(5) days after receipt of a "no review" or similar letter from the Commission ("First Required Effectiveness Date").

               (b) REGISTRATION OF ADDITIONAL SHARES. As soon as practicable after the issuance of any of the Additional Shares, should this occur (or, derivative securities convertible, exchangeable or exercisable therefor), but in any event prior to fifteen (15) calendar days thereafter, the Company shall prepare and file a registration statement to effect the registration under the Securities Act of all, but not less than all, of the then outstanding Registrable Securities which relate to the Additional Shares, without requirement of further demand or notice; all to the extent requisite to permit the public resale of the Additional Shares to be so registered. The Company shall use its best efforts to cause each of the registration statements which are the subject of this Section 2.1(b) (each, a "Subsequent Registration Statement" and, collectively, with each other Subsequent Registration Statement and the First Registration Statement, the "Registration Statements") to be declared effective by the Commission upon the earlier of (i) ninety (90) calendar days from the original filing thereof and (ii) five (5) days after receipt of a "no review" or similar letter from the Commission (each, a "Subsequent Effectiveness Date").

               (c) REGISTRATION IN FULL. Nothing contained herein shall be deemed to limit the number of Registrable Securities to be registered by the Company hereunder. As a result, should the First Registration Statement filed by the Company and declared effective by the Commission pursuant to the terms hereof not relate to the maximum number of Registrable Securities acquired by (or potentially acquirable by) the holders thereof upon conversion of the Notes or upon exercise of the Warrants, the Company shall be required to file a separate registration statement (utilizing Rule 462 promulgated under the Exchange Act, where applicable) relating to such Registrable Securities which then remain unregistered. Furthermore, the Company undertakes to utilize Rule 462, as applicable, to register Additional Shares, when and as issued.

               (d) REGISTRATION STATEMENT FORM. Registrations under this Section
2.1 shall be on such appropriate registration form of the Commission as shall
(i) be reasonably selected by the Company and (ii) permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified by the Funds.

               (e) EXPENSES. The Company will pay all Registration Expenses in connection with any registration requested pursuant to this Section 2.1.

               (f) EFFECTIVE REGISTRATION STATEMENT. A registration pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective within the time period specified herein, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of any holder of Registrable Securities (other than a refusal to proceed based upon the advice of counsel relating to a disclosure matter unrelated to such holder) shall be deemed to have been effected by the Company unless the holders of the Registrable Securities shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or extraordinary requirement of the Commission or other governmental agency or court for any reason, (iii) if, after it has become


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effective, such registration ceases to be effective or useful to the sellers of the Registrable Securities for more than an aggregate of ninety (90) days or
(iv) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by the Holders.

               (g) SELECTION OF UNDERWRITERS. The offerings contemplated by this
Section 2.1 may be, at the option of a majority (by number of Securities) of the holders of the Registrable Securities so included, an underwritten offering and the underwriter or underwriters thereof shall be selected by the holders of at least a majority (by number of Securities) of the Registrable Securities as to which registration has been requested and shall be acceptable to the Company.

               (h) PRIORITY IN REQUESTED REGISTRATIONS. If a registration pursuant to this Section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, Registrable Securities, pro rata among such holders on the basis of the number of such securities held (or then acquirable upon conversion of the Securities) by such holders. In connection with any registration in which any Registrable Securities requested for inclusion are excluded, no securities other than Registrable Securities shall be covered by such registration.

        2.2    INCIDENTAL REGISTRATION.

               (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If at any time after the date hereof the Company proposes to register any of its securities under the Securities Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Section 2.1), on an underwritten basis (either best-efforts or firm-commitment) it will each such time give prompt written notice to all Holders of its intention to do so and of such Holders' rights under this Section 2.2. Upon the written request of any such Holder made within twenty (20) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, effect the registration under the Securities Act of that number of Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of such Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection


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therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under
Section 2.1, nor shall any such registration hereunder be deemed to have been effected pursuant to Section 2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2. The right provided the Holders of the Registrable Securities pursuant to this Section shall be exercisable at their sole discretion and will in no way limit any of the Company's obligations to pay the Securities according to their terms.

               (b) PRIORITY IN INCIDENTAL REGISTRATIONS. If the managing underwriter of the underwritten offering contemplated by this Section 2.2 shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, (i) first securities proposed by the Company to be sold for its own account, and (ii) second Registrable Securities and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, the holders of Registrable Securities shall have priority to all shares sought to be included by officers and directors of the Company as well as holders of ten percent (10%) or more of the Company's Common Stock.

        2.3 REGISTRATION PROCEDURES. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1 and, as applicable, 2.2, the Company shall, as expeditiously as possible:

               (i) prepare and file with the Commission the Registration Statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its best efforts to cause such registration statement to be declared effective by the Commission, as soon as practicable, but in any event no later than the First Required Effectiveness Date or Subsequent Effectiveness Date, as applicable, provided, however, that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration, copies of all such documents proposed to be filed;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier to occur of (I) with respect to the First Registration Statement, six (6) years after the date of this Agreement, (II) with respect to


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        any Subsequent Registration Statement, two (2) years after the issuance of the Additional Shares covered thereby and (III) in each case, such time as all of the securities which are the subject of such registration statement cease to be Registrable Securities (such period, in each case, the "Registration Maintenance Period") subject, however, to the right of the Company to suspend effectiveness of the registration statement for not more than 30 consecutive days or an aggregate of 90 days during such Registration Maintenance Period, provided the reference to 30 consecutive days shall be 60 consecutive days in the event the Company has publicly announced a transaction and, in connection therewith, the Company's independent certified public accountants have delivered a certificate to the Holders stating that it is not practicable to prepare and file with the Commission all necessary accounting information associated with such transaction to cause the registration statement to be reinstated during such 30 day period;

               (iii) furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the Registrable Securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

               (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

               (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

               (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller, and the underwriters, if any, of:

                             (x) an opinion of counsel for the Company, dated
               the effective date of such registration statement (or, if such registration includes an underwritten public


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               offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

                             (y) a "comfort" letter (or, in the case of any such
               Person which does not satisfy the conditions for receipt of a "comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed upon procedures" letter), dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter of like kind dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities (with, in the case of an "agreed upon procedures" letter, such modifications or deletions as may be required under Statement on Auditing Standards No. 35) and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller (or the underwriters, if any) may reasonably request;

               (vii) notify the holders of Registrable Securities, their counsel and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

                             (v) when the registration statement, the prospectus
               or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                             (w) of any request by the Commission for amendments
               or supplements to the registration statement or the prospectus or for additional information;

                             (x) of the issuance by the Commission of any stop
               order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

                             (y) if at any time the representations and
               warranties of the Company made herein cease to be true and correct in all material respects;

                             (z) of the receipt by the Company of any
               notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;


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               (viii) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

               (ix) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

               (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

               (xi) enter into such agreements and take such other actions as sellers of such Registrable Securities holding 51% of the shares so to be sold shall reasonably request in writing (at the expense of such sellers) in order to expedite or facilitate the disposition of such Registrable Securities; and

               (xii) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed.

        The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

        The Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which the holders of at least a majority of the Registrable Securities covered by such registration statement or the underwriter or underwriters, if any, shall reasonably object, provided that the Company may file such document in a form required by law or upon the advice of its counsel.


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        The Company represents and warrants to each holder of Registrable
Securities that it has obtained all necessary waivers, consents and authorizations necessary to execute this Agreement and consummate the transactions contemplated hereby.

        Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (viii) of this
Section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of this
Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

        If any such registration statement refers to any Holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

        2.4    UNDERWRITTEN OFFERINGS.

               (a) REQUESTED UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.7. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof, provided that nothing herein contained shall diminish the foregoing obligations of the Company. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by such holder expressly for use in such registration statement or representations, warranties and


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agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

               (b) INCIDENTAL UNDERWRITTEN OFFERINGS. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in section 2.2 and subject to the provisions of section 2.2(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall inform the holders of the Registrable Securities requesting such registration, in respect of such underwritten offering, by letter of its belief that inclusion in such underwritten distribution of all or a specified number of such Registrable Securities so requested to be included would interfere with the successful marketing of the securities (other than such Registrable Securities and other securities so requested to be included which may be included in such underwritten offering without such effect) then, the Company may, upon written notice to all holders of such Registrable Securities and of such other shares so requested to be included) exclude pro rata from such underwritten offering (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and shares of such other securities so requested to be included the registration of which shall have been requested by each holder of Registrable Securities and by the holders of such other securities so that the resultant aggregate number of such Registrable Securities and of such other shares or securities so requested to be included which are included in such underwritten offering shall be equal to the approximate number of shares stated in such managing underwriter's letter. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

               (c) PARTICIPATION IN UNDERWRITTEN OFFERINGS. No Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the holders of a majority of Registrable Securities to be included in such underwritten offering and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by such holder


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expressly for use in the related registration statement or representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

        2.5 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

        2.6 DEFAULT FEE. In the event (I) the First Registration Statement is either (i) not declared effective by the Commission by the First Required Effectiveness Date or (ii) such effectiveness is not maintained during the applicable Registration Maintenance Period or (II) any Subsequent Registration Statement is either (i) not declared effective by the Commission by the Subsequent Effectiveness Date or (ii) such effectiveness is not maintained during the applicable Registration Maintenance Period, then, in each such event, the Company shall pay to the Funds, as liquidated damages and not as a penalty, an amount equal to two percent (2%) of the sum of the aggregate outstanding principal balance of the Notes; provided, however, if the default causing the payment of such liquidated damages has not been cured within thirty (30) days after the occurrence thereof, such fee shall be increased to three percent (3%) of the sum of the aggregate outstanding principal balance of the Notes, which such amount shall be due and payable monthly for each month (or portion thereof) which such obligations are not being completely performed (the "Default Fee"). Such Default Fee shall be paid in cash by the Company to the Funds by wire transfer in immediately available funds on the last day of each calendar month following the event requiring payment.

        2.7    INDEMNIFICATION.

               (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does agree to, indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or


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summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

               (b) INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.7) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

               (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein


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shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

               (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 2.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities (but only if and to the extent required pursuant to the terms of 2.7(b)) with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

               (e) INDEMNIFICATION PAYMENTS. The indemnification required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

               (f) CONTRIBUTION. If the indemnification provided for in the preceding subdivisions of this Section 2.7 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the


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initial sale of the Registrable Securities by the Company to the purchasers pursuant to the Note Purchase Agreement and the Warrants bear to the gain, if any, realized by the selling holder or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this Section 2.7, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (b) of this Section 2.7 had been available under the circumstances.

        The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (f) were determined by pro rata allocation (even if the holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision
(c) of this Section 2.7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

        Notwithstanding the provisions of this subdivision (f), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        3. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

        "Additional Shares": As defined in Section 1, such term to include any securities issued in substitution of or in addition to such Additional Shares.

        "Commission": The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

        "Common Stock": As defined in Section 1.


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        "Company": As defined in the introductory paragraph of this Agreement.

        "Conversion Shares": As defined in Section 1, such term to include any securities issued in substitution of or in addition to such Conversion Shares.

        "Default Fee": As defined in Section 2.6.

        "Exchange Act": The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

        "First Registration Statement": As defined in Section 1.

        "First Required Effectiveness Date": As defined in Section 2.1(a).

        "Holders": As defined in Section 1.

        "National Market": As defined in Section 1.

        "Notes": As defined in Section 1, such term to include any securities issued in substitution of or in addition to such Notes.

        "Person": A corporation, association, partnership, organization, business, individual, governmental or political subdivision thereof or a governmental agency.

        "Purchase Agreement": As defined in Section 1.

        "Registrable Securities": The Securities and any securities issued or issuable with respect to such Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (d) they shall have ceased to be outstanding, (e) in the case of securities covered by the First Registration Statement, on the sixth (6th) anniversary of this Agreement, or (f) in the case of securities covered by a Subsequent Registration Statement, on the second (2nd) anniversary of the issuance of such securities.

        "Registration Expenses": All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing and NASD fees, all stock exchange and National Market listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and


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delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of not more than one law firm (not to exceed $25,000) retained by the holder or holders of more than 50% of the Registrable Securities, premiums and other costs of policies of insurance of the Company against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

        "Registration Maintenance Period": As defined in Section 2.3.

        "Registration Statements": As defined in Section 2.1(a).

        "Securities": Collectively, the Conversion Shares, Warrant Shares and Additional Shares.

        "Securities Act": The Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

        "Subsequent Effectiveness Date": As defined in Section 1.

        "Subsequent Registration Statements": As defined in Section 1.

        "Trust Agreement": As defined in Section 1.

        "Warrant Shares": As defined in Section 1, such term to include any securities issued in substitution of or in addition to such Warrants.

        4. RULE 144. The Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with the requirements of this Section 4.


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        5. AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the 51% or more of the shares of (i) Registrable
Securities issued at such time, plus (ii) Registrable Securities issuable upon exercise or conversion of the Securities then constituting derivative securities (if such Securities were not fully exchanged or converted in full as of the date such consent is sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this
Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

        6. NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

        7. NOTICES. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of a party hereto other than the Company, addressed to such party in the manner set forth in the Note Purchase Agreement or at such other address as such party shall have furnished to the Company in writing, or (b) in the case of any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company, or (c) in the case of the Company, at the address set forth on the signature page hereto, to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by fax or air courier), when delivered at the address specified above, provided that any such notice, request or communication shall not be effective until received.

        8. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.


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        9. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

        10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

        11. COUNTERPARTS. This Agreement may be executed by facsimile and may be signed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

        12. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

        14. SEVERABILITY. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.


                            [SIGNATURE PAGE FOLLOWS]


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        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                            AUTOBOND ACCEPTANCE CORPORATION


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            Address:      301 Congress Avenue
                                                          Suite 900
                                                          Austin, Texas  78701
                                            Fax:          (512) 472-1548
                                            Attn:         Will Winsauer

        With a copy to:                     Butler & Binion, L.L.P.
                                            1000 Louisiana Street
                                            Suite 1600
                                            Houston, Texas 77002-5093
                                            Fax: (713) 237-3202
                                            Attn: John W. Menke, Esq.

                                            INFINITY EMERGING
                                            OPPORTUNITIES LIMITED


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            Address:    38 Hertford Street
                                                        London, England  WIY 7TG
                                            Fax:        011-44-171-355-4975
                                            Attn:       J. A. Loughran

        With a copy to:                     HW Partners, L.P.
                                            1601 Elm Street
                                            4000 Thanksgiving Tower
                                            Dallas, Texas 75201
                                            Telephone: (214) 720-1689
                                            Fax: (214) 720-1662
                                            Attn.: Stuart Chasanoff, Esq.


REGISTRATION RIGHTS AGREEMENT - Page 18
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                                        LION CAPITAL PARTNERS, L.P.

                                        By: Mountain Capital Management, L.L.C.,
                                            its general partner


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Address:      1601 Elm Street
                                                      4000 Thanksgvg Twr
                                                      Dallas, Texas  75201
                                        Telephone:    (214) 720-1689
                                        Fax:          (214) 720-1662
                                        Attn:         Barrett Wissman

        With a copy to:                 HW Partners, L.P.
                                        1601 Elm Street
                                        4000 Thanksgiving Tower
                                        Dallas, Texas 75201
                                        Telephone: (214) 720-1689
                                        Fax: (214) 720-1662
                                        Attn.: Stuart Chasanoff, Esq.


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


                                      EXHIBIT E TO SECURITIES PURCHASE AGREEMENT

                               SECURITY AGREEMENT

        SECURITY AGREEMENT dated as of June 30, 1997 between AUTOBOND ACCEPTANCE CORPORATION ("Borrower"), a Texas corporation, and LION CAPITAL PARTNERS, L.P., as agent for and representative (in such capacity, "Pledgee") of INFINITY EMERGING OPPORTUNITIES LIMITED and LION CAPITAL PARTNERS, L.P. ("Purchasers") under the Purchase Agreement (as hereinafter defined).

                              W I T N E S S E T H:

        WHEREAS, pursuant to that certain Securities Purchase Agreement dated the date hereof between Borrower and Purchasers (as the same may from time to time be amended, modified or supplemented, the "Purchase Agreement"), Borrower has issued to Purchasers its Convertible Notes dated the date hereof (the "Notes") in the aggregate principal amount of $2,000,000 payable by Borrower to the order of Purchasers; and

        WHEREAS, Purchasers are willing to purchase the Notes but only upon the condition, among others, that Borrower shall have executed and delivered to Pledgee this Security Agreement.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1. Defined Terms. Unless otherwise defined herein, terms defined in the Purchase Agreement are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

               "Collateral" shall have the meaning assigned to such term in
        Section 2 of this Security Agreement.

               "Contracts" shall mean the agreements listed on Schedule I hereto and all amendments, renewals, modifications, restatements and extensions of such agreements.

               "hereby," "herein," "hereof," "hereunder" and words of similar import refer to this Security Agreement as a whole (including, without limitation, any schedules hereto) and not merely to the specific section, paragraph or clause in which the respective word appears.

               "Proceeds" shall mean "proceeds," as such term is defined in
        Section 9-306(a) of the UCC.

SECURITY AGREEMENT                                                       PAGE 1

               "Secured Obligations" shall mean (i) all indebtedness, obligations and liabilities of Borrower to Secured Parties of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, arising under or pursuant to the Purchase Agreement, the Notes or any of the other Financing Documents, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Borrower to Secured Parties under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in
        (i) and (ii) above, (iv) all costs and expenses incurred by Pledgee or Secured Parties in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i),
        (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

               "Secured Parties" means each of the Purchasers and any subsequent holders of the Notes.

               "Security Agreement" shall mean this Security Agreement, as the same may from time to time be amended, modified or supplemented and shall refer to this Security Agreement as in effect of the date such reference becomes operative.

               "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Pledgee's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

        2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and to induce Purchasers to enter into the Purchase Agreement and to purchase the Notes in accordance with the terms thereof, Borrower hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Pledgee (on behalf of and as agent for Secured Parties), and hereby grants to Pledgee a security interest in, all of Borrower's right, title and interest in and to any and all now existing and hereafter arising dividend payments from its Subsidiaries, to the extent representing cash flows from each "Transferor's Interest" under, and as defined in, the Contracts (all of which being hereinafter collectively called the "Collateral").


SECURITY AGREEMENT                                                       PAGE 2

        3.     Rights of Pledgee; Limitations on Pledgee's Obligations.

               (a) It is expressly agreed by Borrower that, anything herein to the contrary notwithstanding, Borrower and its Subsidiaries shall remain liable under each of the Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder and Borrower and such Subsidiaries shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract. Pledgee and Secured Parties shall not have any obligation or liability with respect to any Collateral by reason of or arising out of this Security Agreement or the granting to Pledgee of a security interest in the Collateral or the receipt by Pledgee of any payment relating to any Collateral pursuant hereto, nor shall Pledgee or any Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of any such Subsidiary under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party with respect to any Collateral, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

               (b) If required by Pledgee at any time during the continuation of any Default or Event of Default, any Proceeds or payments, when first collected by Borrower, received in payment in respect of the Collateral shall be promptly deposited by Borrower in precisely the form received (with all necessary endorsements) in a special bank account maintained by Pledgee subject to withdrawal by Pledgee only, as hereinafter provided, and until so turned over shall be deemed to be held in trust by Borrower for Pledgee and Secured Parties and shall not be commingled with Borrower's other funds or properties. Such Proceeds, when deposited, shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time, Pledgee may elect to apply all or part of the funds on deposit in said special account to the principal of or interest on or both in respect of any of the Secured Obligations in accordance with the provisions of Section 8(d) hereof, and any part of such funds which Pledgee elects not so to apply and deemed not required as collateral security for the Secured Obligations shall be paid over from time to time by Pledgee to Borrower.

               (c) Pledgee may at any time, upon the occurrence and during the continuance of any Event of Default (whether or not waived), notify obligors under the Collateral, including Subsidiaries of Borrower that are parties to Contracts, that the right, title and interest of Borrower in and under such Collateral, including without limitation Borrower's rights to or interest in dividend payments from such Subsidiary, have been assigned to Pledgee and that payments shall be made directly to Pledgee. Pledgee may at any time in its own name or in the name of others communicate with such obligors, including such Subsidiaries, to verify with such Persons to Pledgee's satisfaction the existence, amount and terms of any Collateral.

        4. Representations and Warranties. Borrower hereby represents and warrants that:

               (a) Except for the security interest granted to Pledgee pursuant to this Security Agreement, Borrower is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all liens,

SECURITY AGREEMENT                                                       PAGE 3
security interests or other encumbrances. No amount payable to Borrower with respect to any Collateral is evidenced by promissory notes or other instruments which have not been delivered to Pledgee.

               (b) No effective security agreement, financing statement, equivalent security or lien instrument or continuation agreement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by Borrower in favor of Pledgee pursuant to this Security Agreement.

               (c) Upon the filing of appropriate financing statements in the jurisdictions listed on Schedule II hereto, this Security Agreement will be effective to create a valid and continuing first priority lien on and first priority perfected security interest in the Collateral with respect to which a security interest may be perfected by filing pursuant to the UCC in favor of Pledgee, prior to all other security interests (other than the security interests granted to Pledgee under this Security Agreement), and is enforceable as such as against creditors of and purchasers from Borrower. All action necessary or desirable to protect and perfect such security interest in each item of the Collateral will have been duly taken within seven days of the date hereof.

               (d) The address of Borrower's principal place of business and the place where its records concerning the Collateral are kept is set forth on
Schedule III hereto, and Borrower will not change such principal place of business or remove such records unless it has taken such action as is necessary to cause the security interest of Pledgee in the Collateral to continue to be perfected. Borrower will not change its principal place of business or the place where its records concerning the Collateral is kept without giving 40 days prior written notice thereof to Pledgee.

               (e) The amount represented by Borrower to Pledgee from time to time as the value of the "Transferor's Interest" in respect of each Contract will have been determined in accordance with GAAP.

        5. Covenants. Borrower covenants and agrees with Pledgee that from and after the date of this Security Agreement and until the Secured Obligations are fully satisfied:

               (a) Further Documentation; Legending of Stock Certificates; Dividending Stock of Subsidiaries. At any time and from time to time, upon the written request of Pledgee, and at the sole expense of Borrower, Borrower will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Pledgee may reasonably deem necessary to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to Pledgee of any Collateral held by Borrower or in which Borrower has any rights not heretofore assigned and the filing of any financing or continuation statements under the UCC with respect to the liens and security interests granted hereby. Borrower also hereby authorizes Pledgee to file any such financing or continuation statement without the signature of Borrower to the extent permitted by applicable law. A photocopy of this Security Agreement may be filed as a financing statement. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any instrument, such instrument shall be immediately pledged to


SECURITY AGREEMENT                                                       PAGE 4

Pledgee hereunder, and shall be duly endorsed in a manner satisfactory to Pledgee and delivered to Pledgee. Within five days after the date hereof, Borrower shall cause AutoBond Funding Corporation I, AutoBond Funding Corporation II and AutoBond Funding Corporation III to dividend all of the shares of common stock held by them in AutoBond Funding Corporation 1995-A, AutoBond Funding Corporation 1996-A, AutoBond Funding Corporation 1996-B and AutoBond Funding Corporation 1996-C (collectively, the "Funding Corporations") to Borrower. Within five days after the date hereof, Borrower agrees to cause each stock certificate representing shares of capital stock of each of AutoBond Funding Corporation I, AutoBond Funding Corporation II and AutoBond Funding Corporation III (which shall not, in each case, be less than 100% of the issued and outstanding capital stock of each such corporation) to be reissued with a legend to the following effect:

               "DIVIDEND RIGHTS ASSOCIATED WITH THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SECURITY AGREEMENT, DATED JUNE 30, 1997 BETWEEN AUTOBOND ACCEPTANCE CORPORATION AND LION CAPITAL PARTNERS, L.P., A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER HEREOF, AND SAID SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN STRICT ACCORDANCE WITH THE TERMS OF THAT AGREEMENT"

               (b) Maintenance of Records. Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral. Borrower will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For Pledgee's further security, Borrower agrees that Pledgee shall have a special property interest in all of Borrower's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of any Event of Default, Borrower shall permit inspection of any such books and records to Pledgee or to its representatives at any time on demand of Pledgee. Prior to the occurrence of an Event of Default and upon reasonable notice from Pledgee, Borrower shall permit any representative of Pledgee to inspect such books and records during normal business hours, and will provide photocopies thereof to Pledgee.

               (c) Indemnification. In any suit, proceeding or action brought by Pledgee or any Secured Party relating to any of the Collateral for any sum owing thereunder, or to enforce any provision of any Contract, Borrower will save, indemnify and keep Pledgee and Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Borrower or any Subsidiary of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Borrower, and all such obligations of Borrower shall be and remain enforceable against and only against Borrower and shall not be enforceable against Pledgee or any Secured Party.

               (d) Compliance with Laws, etc. Borrower will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority, applicable



SECURITY AGREEMENT                                                       PAGE 5
to the Collateral or any part thereof or to the operation of Borrower's business; provided, however, that Borrower may contest any act, regulation, order, decree or direction in any reasonable manner which shall not, in the sole opinion of Pledgee, adversely affect Pledgee's rights hereunder or adversely affect the first priority of its security interest in the Collateral.

               (e) Compliance with Terms of Contracts. Borrower will perform and comply with, and will cause each Subsidiary that is a party to a Contract to comply with, all obligations in respect of Contracts, the Collateral and all other agreements to which it is a party or by which it is bound.

               (f) Limitation on Liens on Collateral. Borrower will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any lien, security interest or other encumbrance on the Collateral, and will defend the right, title and interest of Pledgee in and to any of Borrower's rights under any Collateral and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

               (g) Limitations on Modifications. Borrower will not, without Pledgee's prior written consent, permit any amendment or modification to any of the Collateral that would decrease the value of the "Transferor's Interest" thereunder.

               (h) Limitations on Disposition. Borrower will not sell, lease, assign, transfer or otherwise dispose of any of the Collateral or any capital stock of any Subsidiary that is a party to a Contract.

               (i) Further Identification of Collateral. Borrower will if so requested by Pledgee furnish to Pledgee, as often as Pledgee reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Pledgee may reasonably request, all in reasonable detail.

               (j) Notices. Borrower will advise Pledgee promptly, in reasonable detail, (i) of any lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

               (k) Declaration and Payment of Dividends. At the request of Pledgee, Borrower agrees to cause each of its Subsidiaries that is a party to any Contract to declare and pay dividends with respect to its capital stock in the maximum amount then legally payable under applicable law to the full extent of payments received by such Subsidiaries in respect of the "Transferor's Interest" under each Contract, and to direct that each such Subsidiary pay such dividends directly to Pledgee. Borrower further agrees that a breach of any of the covenants contained in this Section 5(k) will cause irreparable injury to Pledgee and Secured Parties, and that Pledgee and Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 5(k) shall be specifically enforceable against Borrower, and that Borrower hereby waives and agrees, to the fullest extent permitted by law, not to assert



SECURITY AGREEMENT                                                       PAGE 6
as a defense against any action for specific performance of such covenants that
(x) Borrower's failure to perform such covenants will not cause irreparable injury to Pledgee or any Secured Party or (y) Pledgee and Secured Parties have an adequate remedy at law in respect of such breach.

               (l) Continuous Perfection. Borrower will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(g) of the UCC (or any other then applicable provision of the UCC) unless Borrower shall have given Pledgee at least 40 days prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Pledgee to amend such financing statement or continuation statement so that it is not seriously misleading.

               (m) Limited Purpose Corporations. Each Subsidiary that is a party to a Contract is and shall at all times continue to be a limited purpose corporation whose primary activities shall be limited, as set forth in its certificate or articles of incorporation, to purchasing motor vehicle retail installment finance contracts and related assets from Borrower, transferring its interest in such assets to trusts pursuant to structured-finance transactions and conducting such other activities as it deems necessary or appropriate to carry out such primary activities. Borrower will not permit any such Subsidiary to (x) amend its certificate or articles of incorporation without obtaining the prior written consent of Lender to such amendment, (y) issue any additional capital stock or (z) agree to or permit to exist any encumbrance or restriction on its ability to pay dividends with respect to its capital stock.

        6.     Pledgee's Appointment as Attorney-in-Fact.

               (a) Borrower hereby irrevocably constitutes and appoints Pledgee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Pledgee's reasonable discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purpose of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Pledgee the power and right, on behalf of Borrower, without notice to or assent by Borrower to do the following:

               (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of Borrower or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of monies due under any Collateral, to access all post office boxes maintained by or for Borrower for the collection of any of the Collateral, and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Pledgee for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any


SECURITY AGREEMENT                                                       PAGE 7
               court of law or equity or otherwise deemed appropriate by Pledgee for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

               (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, and to pay all or any part of the insurance premiums therefor and the costs thereof; and

               (iii) (A) to direct any party liable (including any Subsidiary that is a party to any Contract) for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Pledgee or as Pledgee shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against Borrower with respect to any Collateral; (E) to settle, compromise or adjust any suit, action or proceeding described above and, in conjunction therewith, to give such discharges or releases as Pledgee may deem appropriate;
               (F) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Pledgee were the absolute owner thereof for all purposes, and to do, at Pledgee's option and Borrower's expense, at any time, or from time to time, all acts and things which Pledgee reasonably deems necessary to protect, preserve or realize upon the Collateral and Pledgee's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as Borrower might do.

               (b) Pledgee agrees that, except upon the occurrence and during the continuation of an Event of Default, it will forebear from exercising the power of attorney or any rights granted to Pledgee pursuant to this Section 6. Borrower hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are indefeasibly paid in full.

               (c) The powers conferred on Pledgee hereunder are solely to protect Pledgee's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Pledgee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Borrower for any act or failure to act, except for its or their own gross negligence or willful misconduct.

               (d) Borrower also authorizes Pledgee, at any time and from time to time upon the occurrence and during the continuation any Event of Default,
(i) to communicate in its own name with any Subsidiary that is party to any Contract with regard to the assignment of the right, title and interest of Borrower in and under the Collateral hereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.


SECURITY AGREEMENT                                                       PAGE 8





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


        7. Performance by Pledgee of Borrower's Obligations. If Borrower fails to perform or comply with any of its agreements contained herein and Pledgee, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Pledgee incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Notes, shall be payable by Borrower to Pledgee on demand and shall constitute Secured Obligations secured hereby.

        8.     Remedies, Rights Upon Default.

               (a) If any Event of Default shall occur and be continuing, Pledgee may (on behalf of and as agent for Secured Parties) exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Borrower expressly agrees that in any such event Pledgee, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Borrower or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Pledgee's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Pledgee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Borrower hereby releases. Borrower further agrees, at Pledgee's request, to assemble the Collateral and make it available to Pledgee at places which Pledgee shall reasonably select, whether at Borrower's premises or elsewhere. Pledgee shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in Section 8(d) hereof, Borrower remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Pledgee of any other amount required by any provision of law, including Section 9-504(a)(3) of the UCC, need Pledgee account for the surplus, if any, to Borrower. To the maximum extent permitted by applicable law, Borrower waives all claims, damages, and demands against Pledgee or any Secured Party arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of Pledgee. Borrower agrees that the Pledgee need not give more than ten days' notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to Borrower at its address referred to in Section 11 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Secured Parties are entitled, Borrower also being liable for the reasonable fees of any attorneys employed by Pledgee or any Secured Party to collect such deficiency.


SECURITY AGREEMENT                                                       PAGE 9





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


               (b) Borrower also agrees to pay all costs of Pledgee and Secured Parties, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

               (c) Borrower hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

               (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Pledgee in the following order of priorities:

               first, to Pledgee in an amount sufficient to pay in full the expenses of Pledgee and Secured Parties in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Pledgee in connection therewith, including, without limitation, reasonable attorney's fees;

               second, to Pledgee or Secured Parties in an amount equal to the then unpaid principal of and accrued interest and prepayment premiums, if any, on the Secured Obligations;

               third, to Pledgee or Secured Parties in an amount equal to any other Secured Obligations which are then unpaid; and

               finally, upon payment in full of all of the Secured Obligations, to pay to Borrower, or its representatives or as a court of competent jurisdiction may direct, any surplus then remaining from such Proceeds.

        9. Limitation on Pledgee's Duty in Respect of Collateral. Pledgee shall use reasonable care with respect to the Collateral in its possession or under its control. Pledgee shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Upon request of Borrower, Pledgee shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

        10. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Borrower for liquidation or reorganization, should Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Borrower's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.


SECURITY AGREEMENT                                                       PAGE 10

        11. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other party any other communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be given as set forth in Section 12.1 of the Purchase Agreement. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

        12. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        13. No Waiver; Cumulative Remedies. Pledgee shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Pledgee, and then only to the extent therein set forth. A waiver by Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Pledgee would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Pledgee, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Pledgee and Borrower.

        14.    Successors and Assigns; Governing Law.

               (a) This Security Agreement and all obligations of Borrower hereunder shall be binding upon the successors and assigns of Borrower, and shall, together with the rights and remedies of Pledgee hereunder, inure to the benefit of Pledgee, all future holders of the Notes and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to Pledgee hereunder.

               (b) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


SECURITY AGREEMENT                                                       PAGE 11

        15. Waiver of Jury Trial. BORROWER HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER.

                            [SIGNATURE PAGES FOLLOW]


SECURITY AGREEMENT                                                       PAGE 12

        IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

                                             AUTOBOND ACCEPTANCE CORPORATION

                                             By:______________________________
                                             Name:____________________________
                                             Title:___________________________

Accepted and acknowledged by:

LION CAPITAL PARTNERS, L.P.

By:  Mountain Capital Management, L.L.C.,
     its general partner

     By:__________________________________
     Name:________________________________
     Title:_______________________________



SECURITY AGREEMENT                                                       PAGE 13

Acknowledged and agreed to:

AUTOBOND FUNDING CORPORATION 1995-A

By:_______________________________________
Name:_____________________________________
Title:____________________________________

AUTOBOND FUNDING CORPORATION 1996-A

By:_______________________________________
Name:_____________________________________
Title:____________________________________

AUTOBOND FUNDING CORPORATION 1996-B

By:_______________________________________
Name:_____________________________________
Title:____________________________________

AUTOBOND FUNDING CORPORATION 1996-C

By:_______________________________________
Name:_____________________________________
Title:____________________________________



SECURITY AGREEMENT                                                       PAGE 14

                                   SCHEDULE I

                                LIST OF CONTRACTS

                                   SCHEDULE II

                                     FILINGS

             DEBTOR               JURISDICTION             FILING OFFICE

AutoBond Acceptance Corporation       Texas                Secretary of State

                                  SCHEDULE III

                               LOCATION OF RECORDS

                               Principal Place of
                               Location of Records

                               301 Congress Avenue
                                    9th Floor
                               Austin, Texas 78701

                                      EXHIBIT H TO SECURITIES PURCHASE AGREEMENT

                            TRANSFER AGENT AGREEMENT

        THIS TRANSFER AGENT AGREEMENT (this "Agreement"), dated June 30, 1997, between AUTOBOND ACCEPTANCE CORPORATION, a Texas corporation (the "Company"), LION CAPITAL PARTNERS, L.P., a Texas limited partnership ("Lion") and INFINITY EMERGING OPPORTUNITIES LIMITED, a Nevis West Indies business corporation ("Emerging Opportunities") (Lion and Emerging Opportunities being collectively referred to herein as the "Holders") and AMERICAN STOCK TRANSFER & TRUST COMPANY, the transfer agent for the Company's common stock (the "Transfer Agent").

                                R E C I T A L S:

        WHEREAS, pursuant to that certain Securities Purchase Agreement dated June 30, 1997 (the "Purchase Agreement") by and among the Company and the Holders, the Company agreed to issue to the Holders (1) $2,000,000 aggregate principal amount of 18% senior secured convertible notes (the "Convertible Notes"), which are convertible, at the option of the Holders, into shares of common stock, no par value per share, of the Company (the "Common Stock") (such shares issuable upon such conversion being referred to as the "Shares") and (2) Common Stock Purchase Warrants (the "Warrants") exercisable for certain additional shares of Common Stock; and

        WHEREAS, the Company and the Holders have agreed to enter into this Agreement with the Transfer Agent to (i) facilitate the closing of the Purchase Agreement (the "Closing"), (ii) provide for a system of accounting for the Convertible Notes and (iii) facilitate the conversion of the Convertible Notes and issuance of the Shares associated therewith.

        NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree as follows:

        1. CLOSINGS. The Transfer Agent hereby agrees to act as an escrow agent to facilitate the Closing as follows:

               (a) On the date hereof, the Holders shall wire transfer to an account designated by the Transfer Agent $2,000,000 in the aggregate (the "Purchase Price"), and the Company shall deliver to the Transfer Agent the Convertible Notes and the Warrants in the names of the Holders and in the amounts as set forth on Schedule 1 hereto. The Transfer Agent may, at its discretion, confirm the authenticity of the Convertible Notes and the Warrants by transmitting a copy of same in the form received from the Company to Lion, on behalf of the Holders or its counsel, for written or oral verification as to the form thereof.

               (b) Immediately following such deliveries, together with a delivery from the Company to the Transfer Agent of a fully executed copy of the Purchase Agreement, the Transfer


TRANSFER AGENT AGREEMENT-Page 1
(AutoBond Acceptance Corporation)

Agent shall wire transfer to the Company the Purchase Price less $25,000 (the "Expense Reimbursement Fee"), pursuant to wire transaction instructions as provided by the Company. The Transfer Agent shall also wire transfer the Expense Reimbursement Fee to the Holders, care of HW Partners L.P., at the wire transfer account set forth on Schedule 2 attached hereto.

               (c) Contemporaneous with the transfer of funds as described in Subsection (b) above, the Transfer Agent shall (i) hold the Convertible Notes for the benefit of the respective Holders, as hereafter described and (ii) deliver the Warrants to the Holders at the address(es) set forth herein.

               (d) Notwithstanding the foregoing, by joint written agreement the Holders and the Company may agree to effect the Closing (either partially or entirely) without using the services of the Transfer Agent. In such event, the Holders shall (i) wire the Purchase Price, less the Expense Reimbursement Fee to the Company against counter-delivery by the Company of the original Convertible Notes and Warrants to the Holders or their designee, (ii) retain or wire transfer the Expense Reimbursement Fee to HW Partners, L.P., and (iii) thereafter deliver the Convertible Notes to the Transfer Agent to be held for the benefit of the Holders pursuant to the terms of this Agreement.

        2. OWNERSHIP OF CONVERTIBLE NOTES. Record and beneficial ownership of the Convertible Notes shall remain in the name of the Holders (unless and until transferred pursuant to the terms thereof, with written notice thereof to the Transfer Agent). Any transfer or purported transfer of the Convertible Notes (a) not made pursuant to the terms of the Convertible Notes and (b) not properly noticed to the Transfer Agent shall be null and void ab initio and shall not be given effect thereto by the Transfer Agent. The Transfer Agent shall not be required to acknowledge any transfer of the Convertible Notes unless accompanied by written confirmation thereof from the Holders.

        3. PAYING AGENT. The Transfer Agent shall act as paying agent for the Convertible Notes. Accordingly, all payments of interest or principal amounts required of the Company related to the Convertible Notes shall be made to the Transfer Agent for the account and benefit of the holders of such Convertible Notes as registered on the books of the Transfer Agent (each, a "Registered Holder"). Upon the receipt of any such payment of interest or principal amounts, in cash, the Transfer Agent shall promptly wire transfer such sum to the account of the Registered Holders as reflected on the books of the Transfer Agent.

        4. ACCOUNTING AGENT. The Transfer Agent shall act as the accounting agent of the Company and the Registered Holders and shall establish and maintain an accounting ledger for the Convertible Notes (the "Accounting Ledger"). The Transfer Agent shall credit (reduce) the outstanding balance of the Convertible Notes by all (i) payments of principal and interest made by the Company to the Transfer Agent as paying agent as required pursuant to Section 3 above, and (ii) by the appropriate amount upon delivery of Shares to the applicable Registered Holder following receipt of a Notice of Conversion (as defined in Section 5 below). At such time as the balance of the Convertible Notes, as reflected on the Account Ledger is zero following the procedures described in this Agreement, the Transfer Agent shall return such convertible Notes to the Company marked "paid in full" or "cancelled."

TRANSFER AGENT AGREEMENT-Page 2
(AutoBond Acceptance Corporation)

        5. ISSUANCE OF CONVERTED SHARES.

               (a) Consistent with Article 4 of each Convertible Note, in order to convert all or a portion of a Convertible Note into Shares, a Registered Holder shall deliver written notice (each, a "Notice of Conversion"), in the form prescribed by the Convertible Notes, to the Transfer Agent for the portion of the Convertible Note that it elects to so convert and a calculation of the number of Shares to be issued upon such conversion. Upon receipt by the Transfer Agent of any such Notice of Conversion (including receipt via facsimile) from any Registered Holder, the Transfer Agent shall immediately deliver a copy thereof to the Company, via facsimile, requesting the Company to confirm the number of Shares to be issued to such Registered Holder in connection therewith. The Company shall, within two (2) Business Days (as defined in the Purchase Agreement) of the receipt thereof, in good faith confirm or dispute the number of Shares to be issued to the Registered Holder, providing written notice (with supporting calculations and related information) thereof via facsimile to the Transfer Agent and the Registered Holder (the "Company Notice"). In any event, the Company shall include in the Company Notice that number of Shares which it believes, in good faith, are in fact issuable upon conversion of the Convertible Note (the "Minimum Number"). In the event the Company confirms the number of Shares to be so issued, it shall, as part of the Company Notice, direct the Transfer Agent to issue such Shares. In the event the Company Notice disputes the number of Shares to be so issued, the Company and the Registered Holder shall immediately, in good faith, seek to resolve such dispute.

               (b) The Transfer Agent shall not be required to issue any Shares unless and until receipt (including via facsimile) of (i) written notice from either (x) the Company, confirming the number of Shares to be issued or (y) the Registered Holder and the Company, setting forth the number of Shares to be issued, or (ii) a final nonappealable order of a court of competent jurisdiction directing the Transfer Agent to issue a specified number of Shares. Notwithstanding the foregoing, each Holder expressly reserves all rights and remedies against the Company for the failure of the Company to confirm to the Transfer Agent in any applicable Company Notice the number of Shares issuable as set forth in a properly completed and accurate Notice of Conversion.

               (c) Reference is hereby made to that certain Registration Rights Agreement appended to the Purchase Agreement. At such time as the First Registration Statement as contemplated therein has been declared effective by the Securities and Exchange Commission covering the resale of the Shares, the Company shall cause its legal counsel to deliver to the Transfer Agent an opinion certifying that Shares may be sold by the Registered Holder pursuant to such registration statement with the purchaser thereof receiving share certificates, without restrictive legend, which opinion shall remain effective so long as such First Registration Statement remains in full force and effect. In the event that, at any time, the First Registration Statement ceases to be effective, the Company or its legal counsel shall immediately deliver written notice thereof to the Transfer Agent and the Registered Holders stating that the opinion of the Company's legal counsel may no longer be relied upon by the Transfer Agent (unless and until an additional or amended, as applicable, registration statement is so declared effective with an accompanying opinion to that effect from the Company's

TRANSFER AGENT AGREEMENT-Page 3
(AutoBond Acceptance Corporation)
legal counsel). Upon the receipt of any Notice of Conversion while the First Registration Statement is effective, the share certificates representing the Shares described above shall be with a restrictive legend unless the Registered Holder, either in connection with the delivery of the Notice of Conversion or thereafter, delivers written notice to the Transfer Agent and the Company (including notice via telecopy) that the Shares have been sold by the Registered Holder pursuant to such registration statement, whereupon the Transfer Agent shall issue share certificates to the purchaser thereof without restrictive legend.

               (d) Each time a payment of principal is recorded in the Accounting Ledger (whether by virtue of a cash payment or by virtue of a conversion into Shares), the Transfer Agent may, at its option, deliver the Convertible Notes to the Company requiring the Company to reissue Convertible Notes in the names of the Registered Holders with new principal balances reflecting such payment.

        6. TERMINATION. This Agreement shall terminate promptly upon the earlier to occur of (i) written demand by the Company and all Registered Holders or (ii) no unpaid balance remains with respect to any of the Convertible Notes. Notwithstanding the foregoing, the Transfer Agent may terminate its obligations under this Agreement at such time as the Transfer Agent no longer serves as the Transfer Agent for the Company's Common Stock, by delivery of written notice thereof to the Registered Holders and the Company. Upon delivery of such notice, the Transfer Agent shall deliver the original Convertible Notes to Lion, on behalf of all Registered Holders, together with a copy of the Accounting Ledger (with corresponding copies delivered to the Company). Immediately thereafter, Lion, as representative of the Holders, and the Company shall, in good faith, attempt to establish an agreement similar to this Agreement with the Company's new stock transfer agent.

        7. FEES. The Company hereby agrees to pay the Transfer Agent for customary fees charged for all services rendered hereunder.

        8. NOTICES. Any notice or demand to be given or that may be given under this Agreement shall be in writing and shall be (a) delivered by hand, or (b) delivered through or by expedited mail or package service, or (c) transmitted by telecopy, in each case with personal delivery acknowledged, addressed to the parties as follows. Each such notice or demand shall be effective (i) if given by telecopy, when such telecopy is transmitted to telecopier number specified in this Agreement, (ii) if given by any other means, when delivered at the addressed as specified herein.



TRANSFER AGENT AGREEMENT-Page 4
(AutoBond Acceptance Corporation)

            As to the Company:           AutoBond Acceptance Corporation
                                         301 Congress Avenue, Suite 900
                                         Austin, Texas  78701
                                         Fax:  512/472-1548
                                         Attn:  Will Winsauer
                                                Chairman and Chief
                                                Executive Officer

            With a copy to:              Butler & Binion, L.L.P.
                                         1000 Louisiana Street
                                         Suite 1600
                                         Houston, Texas 77002
                                         Fax: (713) 237-3202

            As to:                       Infinity Emerging Opportunities Limited
                                         38 Hertford Street
                                         London, England  WIY 7TG
                                         Fax:          011-44-171-355-4975
                                         Attn:         J. A. Loughran

            With a copy to:              HW Partners, L.P.
                                         1601 Elm Street
                                         4000 Thanksgiving  Tower
                                         Dallas, Texas  75201
                                         Telephone:  214/720-1689
                                         Fax:  214/720-1662
                                         Attn:  Stuart Chasanoff, Esq.

            As to:                       Lion Capital Partners, L.P.
                                         1601 Elm Street
                                         4000 Thanksgiving Tower
                                         Dallas, Texas  75201
                                         Telephone:  214/720-1689
                                         Fax:  214/720-1662
                                         Attn:  Barrett Wissman

            With a copy to:              HW Partners, L.P.
                                         1601 Elm Street
                                         4000 Thanksgiving  Tower
                                         Dallas, Texas  75201
                                         Telephone:  214/720-1689
                                         Fax:  214/720-1662
                                         Attn:  Stuart Chasanoff, Esq.

TRANSFER AGENT AGREEMENT-Page 5
(AutoBond Acceptance Corporation)

            As to any other              As set forth on the books of
            Registered Holder:           the Transfer Agent.

            As to the Transfer
            Agent:                       American Stock Transfer & Trust Company
                                         2601 15th Avenue
                                         Brooklyn, New York  11219
                                         Fax:  718/331-1852
                                         Attn:  Herbert J. Lemmer

        9. NONCONTRAVENTION. The Company agrees that it will not at any time take any action or undertake any activity that would in any way impede, restrict or limit the right and ability of the Registered Holders to convert the Convertible Notes and receive Shares pursuant to the terms and provisions of this Agreement.

        10. INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Transfer Agent, each officer, director, employee and agent of the Transfer Agent, and each person, if any, who controls the Transfer Agent within the meaning of the Securities Act of 1933, as amended (the "Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act") against any losses, claims, damages, or liabilities, joint or several, to which it, they or any of them, or such controlling person, may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the performance by the Transfer Agent of its duties pursuant to the Agreement; and will reimburse the Transfer Agent, and each officer, director, employee and agent of the Transfer Agent, and each such controlling person for any reasonable legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case if such loss, claim, damage or liability arises out of or is based upon any action not taken in good faith, or any action or omission that constitutes gross negligence or willful misconduct.

        Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Company under this Section, notify in writing the Company of the commencement thereof, and failure so to notify the Company will relieve the Company from any liability under this Section as to the particular item for which indemnification is then being sought but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies the Company of the commencement thereof, the Company will be entitled to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party. The Company shall not be liable to any such indemnified party on account of any settlement of any claim of action effected without the consent of the Company.

        11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law rules of such jurisdiction. Any action brought to enforce, or otherwise arising out of, this Agreement, shall be heard and determined in either a federal or state court sitting in the State of New York.

TRANSFER AGENT AGREEMENT-Page 6
(AutoBond Acceptance Corporation)

        12. ENTIRE AGREEMENT; AMENDMENTS. This Agreement, constitutes the full and entire understanding of the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

        13. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by facsimile signature.

                            [Signature page follows]


TRANSFER AGENT AGREEMENT-Page 7
(AutoBond Acceptance Corporation)

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.


                                            AUTOBOND ACCEPTANCE CORPORATION

                                            By:_______________________________
                                            Title:____________________________

                                            INFINITY EMERGING
                                            OPPORTUNITIES LIMITED

                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________

                                            LION CAPITAL PARTNERS, L.P.

                                            By: Mountain Capital Management,
                                                L.L.C., its general partner

                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________

                                            AMERICAN STOCK TRANSFER
                                            & TRUST COMPANY

                                            By:_______________________________
                                               Herbert J. Lemmer
                                               Vice President


TRANSFER AGENT AGREEMENT-Page 8
(AutoBond Acceptance Corporation)

                                      SCHEDULE 1

                                      SECURITIES

================================================================================
Name of Holder                         Aggregate Principal       Warrant Shares
                                         Amount of Notes
================================================================================

Lion Capital Partners, L.P.                $1,000,000               100,000

--------------------------------------------------------------------------------

Infinity Emerging Opportunities            $1,000,000               100,000
Limited

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL                                      $2,000,000               200,000
                                           ==========               =======
================================================================================

                                      EXHIBIT I TO SECURITIES PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"); OR UNDER ANY APPLICABLE LAW OR REGULATION OF ANY STATE. THIS COMMON STOCK WARRANT MAY NOT BE SOLD, OFFERED, ASSIGNED OR TRANSFERRED UNLESS THE WARRANT IS REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES, ASSIGNMENTS AND TRANSFERS ARE MADE PURSUANT TO THE AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. FURTHERMORE, THESE SECURITIES ARE SUBJECT TO CERTAIN LIMITATIONS ON CONVERSION AS DESCRIBED IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED THE DATE HEREOF (THE "PURCHASE AGREEMENT") BETWEEN, AMONG OTHERS, THE COMPANY AND THE INITIAL HOLDER HEREOF. THIS COMMON STOCK PURCHASE WARRANT CERTIFICATE REFERS TO AND IS SPECIFICALLY GOVERNED BY CERTAIN PROVISIONS CONTAINED IN THE PURCHASE AGREEMENT, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

                         AUTOBOND ACCEPTANCE CORPORATION

                          COMMON STOCK PURCHASE WARRANT

                                                            DATED: June 30, 1997

--------------------------------------------------------------------------------
                                                         No. 1
Number of Common Shares:         --------------          Holder:
                                                                  --------------
---------
Purchase Price:                  --------------                   --------------
Expiration Date:                 June 30, 2002                    --------------

      For identification only. The governing terms of this Warrant are set forth below.
--------------------------------------------------------------------------------

        AUTOBOND ACCEPTANCE CORPORATION, a Texas corporation (the "Company"), hereby certifies that, for value received, _____________________ or assigns (each a "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and prior to the fifth anniversary hereof (the "Exercise Period"), at the Purchase Price hereinafter set forth, ____________________________ (_____________) fully paid and nonassessable shares of Common Stock (as hereinafter defined) of the Company. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

        This Warrant (this "Warrant"; such term to include any warrants issued in substitution therefor) is one of a series of Common Stock Purchase Warrants issued in connection with that certain Securities Purchase Agreement (the "Purchase Agreement") dated of even date herewith between, among others, the initial Holder hereof and the Company.



COMMON STOCK PURCHASE WARRANT NO. 1 - Page 1
(AutoBond Acceptance Corporation)

        The purchase price per share of Common Stock issuable upon exercise of this Warrant (the "Purchase Price") shall initially be $________________; provided, however, that the Purchase Price shall be adjusted from time to time as provided herein.

        As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

               (a) The term "Company" shall include AutoBond Acceptance Corporation and any entity that shall succeed or assume the obligations of such corporation hereunder.

               (b) The term "Common Stock" includes (a) the Company's common stock, no par value per share, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

               (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) that the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

               (d) The term "Vested Shares" means as of any date during the Exercise Period, that number of shares of Common Stock which shall be exercisable by the Holder hereof pursuant to the terms of this Warrant; specifically, this Warrant shall vest as to the greater of (i) 25,000 shares of Common Stock on each of September 30, 1997, December 31, 1997, March 31, 1998 and June 30, 1998, cumulatively; and (ii) immediately as to that number of shares of Common Stock equal to the product of (A) the total number of shares covered by this Warrant, as adjusted pursuant hereto, and (B) a fraction, the numerator of which is the amount of fundings completed under that Trust Securities Purchase Agreement contemplated between the parties hereto on the date hereof which such agreement shall be on terms substantially in conformity with the Commitment Letter dated June 25, 1997 between H.W. Partners, L.P. (as representative of certain funds (each a "Fund"), including the Holder) and the Company (the "Trust Agreement") and the denominator of which is the total initial funding commitment under the Trust Agreement; provided, however, it is expressly agreed that no party shall be under any obligation to enter into the Trust Agreement unless it approves of the terms and conditions ultimately





COMMON STOCK PURCHASE WARRANT NO. 1 - Page 2
(AutoBond Acceptance Corporation)
        agreed upon therein in its sole discretion; and provided, further, that this Warrant and the shares of Common Stock to become vested hereunder shall be deemed to have been vested as of the last day of the calendar quarter immediately preceding the occurrence of the event giving rise to such vesting or the vesting date specified herein, whichever is earlier. This Warrant shall terminate, and no shares shall be deemed exercisable hereunder, if the Trust Agreement shall not be executed on or before July 31, 1997.

        1.      Exercise of Warrant.

                1.1. Method of Exercise. This Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period for up to, but not more than, the number of Vested Shares at such time, by the Holder hereof by delivery of a notice of exercise (a "Notice of Exercise") substantially in the form attached hereto as Exhibit A via facsimile to the Company. Promptly thereafter the Holder shall surrender this Warrant to the Company at its principal office, accompanied by payment of the Purchase Price multiplied by the number of shares of Common Stock for which this Warrant is being exercised (the "Exercise Price"). Payment of the Exercise Price shall be made by check or bank draft payable to the order of the Company or by wire transfer to the account of the Company. If the amount of the payment received by the Company is less than the Exercise Price, the Holder will be notified of the deficiency and shall make payment in that amount within five (5) business days. In the event the payment exceeds the Exercise Price, the Company will promptly refund the excess to the Holder. Upon exercise, the Holder shall be entitled to receive, promptly after payment in full, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased. The shares so purchased shall be deemed to be issued as of the close of business on the date on which the Company shall have received from the Holder payment in full of the Exercise Price (the "Exercise Date").

                1.2. Regulation D Restrictions. The Holder hereof represents and warrants to the Company that it has acquired this Warrant and anticipates acquiring the shares of Common Stock issuable upon exercise of the Warrant solely for its own account for investment purposes and not with a view to or for distributing such securities unless such distribution has been registered with the Securities and Exchange Commission or an applicable exemption is available therefor. At the time this Warrant is exercised, the Company may require the Holder to state in the Notice of Exercise such representations concerning the Holder as are necessary or appropriate to assure compliance by the Holder with the Securities Act.

                1.3. Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this




COMMON STOCK PURCHASE WARRANT NO. 1 - Page 3
(AutoBond Acceptance Corporation)

        Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

               1.4. Limitation on Exercise. Notwithstanding the rights of the Holder to exercise all or a portion of this Warrant as described herein, such exercise rights shall be limited solely in the manner set forth in the Purchase Agreement as if such provisions were specifically set forth herein.

        2. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant, and in any event within the time periods specified in the Purchase Agreement, the Company at its expense (including the payment by it of any applicable issue, stamp or transfer taxes upon issuance to the Holder) will cause to be issued in the name of and delivered to the Holder thereof, or, to the extent permissible hereunder, to such other person as the Holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then applicable Purchase Price, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to
Section 1 or otherwise.

        3. Adjustment for Dividends in Other Stock Property, etc., Reclassification, etc. In case at any time or from time to time the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property by way of dividend or any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock split (adjustments in respect of which are provided for in Section 5), then and in each such event, the Holder of this Warrant, on the exercise hereof as provided in Section 1 shall be entitled to receive the amount of stock and other securities and property that the Holder would have been entitled to receive on the effective date of such event if the Holder had so exercised this Warrant immediately prior thereto, giving effect to all adjustments called for during such period by Sections 4 and 5.

        4. Adjustment for Reorganization, Consolidation, Merger, etc.

               4.1. Reorganization, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common





COMMON STOCK PURCHASE WARRANT NO. 1 - Page 4
(AutoBond Acceptance Corporation)

        Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided herein.

               4.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Warrant after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company, as trustee for the Holder or Holders of this Warrant.

               4.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in
        Section 8.

        5. Adjustment for Extraordinary Events. The Purchase Price to be paid by the Holder upon exercise of this Warrant shall be adjusted in case at any time or from time to time the Company should (i) subdivide the outstanding shares of Common Stock into a greater number of shares, (ii) consolidate the outstanding shares of Common Stock into a smaller number of shares, (iii) issue shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock as a dividend to all or substantially all holders of shares of Common Stock or (iv) issue by reclassification of shares of Common Stock, any shares of capital stock of the Company, in each event pursuant to Article X of the Purchase Agreement as if such provisions were specifically set forth herein.

        6. Adjustment Upon Breach of Trust Agreement. If and to the extent any Fund defaults under the terms of the Trust Agreement to provide certain subordinated debt funding to the Company and/or a special purpose corporation or trust formed by the Company for the specific purpose of facilitating the securitization of automobile finance contracts, under the terms and upon the conditions therein specified, then, in each such event, the future vesting of this Warrant shall be deemed modified (without in any way affecting the number of then existing Vested Shares) such that the aggregate number of shares of Common Stock which could become Vested Shares after such event shall be reduced by a number of shares equal to the product of (i) the number of shares of Common Stock initially purchasable upon exercise of this Warrant (as shown on the face hereof) and (ii) a fraction, the numerator of which shall be that amount which




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        has gone unfunded by the Funds in violation of the Trust Agreement and the denominator of which shall be the aggregate initial funding commitment of the Funds under the Trust Agreement.

        7. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

        8. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) or the Purchase Price issuable on the exercise of this Warrant, the Company at its expense will cause independent certified public accountants of national standing selected by the Company (which may be the Company's auditors) to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of this Warrant, and will, on the written request at any time of the Holder of this Warrant, furnish to the Holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.





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        9. Notices of Record Date, etc. In the event of

                      (a) any taking by the Company of a record of the holders
               of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                      (b) any capital reorganization of the Company, any
               reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of the Company with or into, any other person, or

                      (c) any voluntary or involuntary dissolution, liquidation
               or winding-up of the Company,

then, and in each such event, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and
(ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any action is to be taken.

        10. Reservation of Stock, etc. Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

        11. Exchange of Warrant. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such Holder or as such Holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

        12. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation,




COMMON STOCK PURCHASE WARRANT NO. 1 - Page 7
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on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

        13. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

        14. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

                      (a) title to this Warrant may be transferred by
               endorsement (by the Holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                      (b) any person in possession of this Warrant properly
               endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby;

                      (c) until this Warrant is transferred on the books of the
               Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary; and

                      (d) notwithstanding the foregoing, this Warrant may not be sold, transferred or assigned except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or, pursuant to an applicable exemption therefrom (including in accordance with Regulation D promulgated under the Act).

        15. Registration Rights. The Company is obligated to register the shares of Common Stock issuable upon exercise of this Warrant in accordance with the terms of a Registration Rights Agreement between the Company and the Holder dated the date hereof.

        16. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder or, until any the Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.





COMMON STOCK PURCHASE WARRANT NO. 1 - Page 8
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        17. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York, except where the Texas Business Corporation Act or other law applies. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                            [SIGNATURE PAGE FOLLOWS]




COMMON STOCK PURCHASE WARRANT NO. 1 - Page 9
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        DATED as of June 30, 1997.

                                    AUTOBOND ACCEPTANCE CORPORATION

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________





COMMON STOCK PURCHASE WARRANT NO. 1 - Page 10
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                                    EXHIBIT A

                      FORM OF NOTICE OF EXERCISE - WARRANT

                (To be executed only upon exercise or conversion
                       of the Warrant in whole or in part)

To AutoBond Acceptance Corporation

        The undersigned registered holder of the accompanying Warrant hereby exercises such Warrant or portion thereof for, and purchases thereunder, ____________(1) shares of Common Stock (as defined in such Warrant) and herewith makes payment therefor of $__________ as of the date written below. The undersigned requests that the certificates for such shares of Common Stock be issued in the name of, and delivered to, _________________________________ whose address is ________________________________________________________________.

        Upon exercise pursuant to this Notice of Exercise, the holder will be in compliance with the Limitation on Exercise (as defined in the Securities Purchase Agreement pursuant to which this Warrant was issued).

Dated:  ____________________

                                      _________________________________________
                                      (Name must conform to name of holder as
                                      specified on the face of the Warrant)

                                      By:______________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                      Address of holder:
                                      _________________________________________
                                      _________________________________________
                                      _________________________________________


Date of exercise:_____________

_______________________________



(1) Insert the number of shares of Common Stock as to which the accompanying Warrant is being exercised. In the case of a partial exercise, a new Warrant or warrants will be issued and delivered, representing the unexercised portion of the accompanying Warrant, to the holder surrendering the same.



COMMON STOCK PURCHASE WARRANT NO. 1 - Page 11
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THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"); OR UNDER ANY APPLICABLE LAW OR REGULATION OF ANY STATE. THIS COMMON STOCK WARRANT MAY NOT BE SOLD, OFFERED, ASSIGNED OR TRANSFERRED UNLESS THE WARRANT IS REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES, ASSIGNMENTS AND TRANSFERS ARE MADE PURSUANT TO THE AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. FURTHERMORE, THESE SECURITIES ARE SUBJECT TO CERTAIN LIMITATIONS ON CONVERSION AS DESCRIBED IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED THE DATE HEREOF (THE "PURCHASE AGREEMENT") BETWEEN, AMONG OTHERS, THE COMPANY AND THE INITIAL HOLDER HEREOF. THIS COMMON STOCK PURCHASE WARRANT CERTIFICATE REFERS TO AND IS SPECIFICALLY GOVERNED BY CERTAIN PROVISIONS CONTAINED IN THE PURCHASE AGREEMENT, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

                         AUTOBOND ACCEPTANCE CORPORATION

                          COMMON STOCK PURCHASE WARRANT

                                                            DATED: June 30, 1997

--------------------------------------------------------------------------------
                                                        No. 1
Number of Common Shares:        ______________          Holder: ______________
___________
Purchase Price:                 ______________                  ______________
Expiration Date:                June 30, 2002                   ______________

      For identification only. The governing terms of this Warrant are set forth below.
--------------------------------------------------------------------------------

        AUTOBOND ACCEPTANCE CORPORATION, a Texas corporation (the "Company"), hereby certifies that, for value received, _____________________ or assigns (each a "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and prior to the fifth anniversary hereof (the "Exercise Period"), at the Purchase Price hereinafter set forth, _________________ (____________) fully paid and nonassessable shares of Common Stock (as hereinafter defined) of the Company. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

        This Warrant (this "Warrant"; such term to include any warrants issued in substitution therefor) is one of a series of Common Stock Purchase Warrants issued in connection with that certain Securities Purchase Agreement (the "Purchase Agreement") dated of even date herewith between, among others, the initial Holder hereof and the Company.





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        The purchase price per share of Common Stock issuable upon exercise of this Warrant (the "Purchase Price") shall initially be $_______________; provided, however, that the Purchase Price shall be adjusted from time to time as provided herein.

        As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

               (a) The term "Company" shall include AutoBond Acceptance Corporation and any entity that shall succeed or assume the obligations of such corporation hereunder.

               (b) The term "Common Stock" includes (a) the Company's common stock, no par value per share, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

               (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) that the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

        1. Exercise of Warrant.

                1.1. Method of Exercise. This Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period, by the Holder hereof by delivery of a notice of exercise (a "Notice of Exercise") substantially in the form attached hereto as Exhibit A via facsimile to the Company. Promptly thereafter the Holder shall surrender this Warrant to the Company at its principal office, accompanied by payment of the Purchase Price multiplied by the number of shares of Common Stock for which this Warrant is being exercised (the "Exercise Price"). Payment of the Exercise Price shall be made by check or bank draft payable to the order of the Company or by wire transfer to the account of the Company. If the amount of the payment received by the Company is less than the Exercise Price, the Holder will be notified of the deficiency and shall make payment in that amount within five (5) business days. In the event the payment exceeds the Exercise Price, the Company will promptly refund the excess to the Holder. Upon exercise, the Holder shall be entitled to



COMMON STOCK PURCHASE WARRANT NO. 1 - Page 13
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        receive, promptly after payment in full, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased. The shares so purchased shall be deemed to be issued as of the close of business on the date on which the Company shall have received from the Holder payment in full of the Exercise Price (the "Exercise Date").

                1.2. Regulation D Restrictions. The Holder hereof represents and warrants to the Company that it has acquired this Warrant and anticipates acquiring the shares of Common Stock issuable upon exercise of the Warrant solely for its own account for investment purposes and not with a view to or for distributing such securities unless such distribution has been registered with the Securities and Exchange Commission or an applicable exemption is available therefor. At the time this Warrant is exercised, the Company may require the Holder to state in the Notice of Exercise such representations concerning the Holder as are necessary or appropriate to assure compliance by the Holder with the Securities Act.

                1.3. Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

               1.4. Limitation on Exercise. Notwithstanding the rights of the Holder to exercise all or a portion of this Warrant as described herein, such exercise rights shall be limited solely in the manner set forth in the Purchase Agreement as if such provisions were specifically set forth herein.

        2. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant, and in any event within the time periods specified in the Purchase Agreement, the Company at its expense (including the payment by it of any applicable issue, stamp or transfer taxes upon issuance to the Holder) will cause to be issued in the name of and delivered to the Holder thereof, or, to the extent permissible hereunder, to such other person as the Holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then applicable Purchase Price, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to
Section 1 or otherwise.

        3. Adjustment for Dividends in Other Stock Property, etc., Reclassification, etc. In case at any time or from time to time the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible




COMMON STOCK PURCHASE WARRANT NO. 1 - Page 14
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to receive) shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property by way of dividend or any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock split (adjustments in respect of which are provided for in Section 5), then and in each such event, the Holder of this Warrant, on the exercise hereof as provided in Section 1 shall be entitled to receive the amount of stock and other securities and property that the Holder would have been entitled to receive on the effective date of such event if the Holder had so exercised this Warrant immediately prior thereto, giving effect to all adjustments called for during such period by Sections 4 and 5.

        4. Adjustment for Reorganization, Consolidation, Merger, etc.

               4.1. Reorganization, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided herein.

               4.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Warrant after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company, as trustee for the Holder or Holders of this Warrant.

               4.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the




COMMON STOCK PURCHASE WARRANT NO. 1 - Page 15
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        Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 8.

        5. Adjustment for Extraordinary Events. The Purchase Price to be paid by the Holder upon exercise of this Warrant shall be adjusted in case at any time or from time to time the Company should (i) subdivide the outstanding shares of Common Stock into a greater number of shares, (ii) consolidate the outstanding shares of Common Stock into a smaller number of shares, (iii) issue shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock as a dividend to all or substantially all holders of shares of Common Stock or (iv) issue by reclassification of shares of Common Stock, any shares of capital stock of the Company, in each event pursuant to Article X of the Purchase Agreement as if such provisions were specifically set forth herein.

        6. Adjustment Upon Breach of Trust Securities Purchase Agreement. If and to the extent the Purchasers (as defined in the Purchase Agreement) default under the terms of that Trust Securities Purchase Agreement dated the date hereof between, among others, the initial Holder hereof and the Company (the "Trust Agreement") to provide certain subordinated debt funding to the Company and/or a special purpose corporation or trust formed by the Company for the specific purpose of facilitating the securitization of automobile finance contracts, under the terms and upon the conditions therein specified, then, in each such event, this Warrant shall be deemed modified such that the aggregate number of shares of Common Stock acquirable upon exercise hereof shall be reduced by a fraction, the numerator of which shall be that amount which has gone unfunded by the Purchasers in violation of the Trust Agreement and the denominator of which shall be $10,000,000.

        7. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

        8. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) or the Purchase Price issuable on the exercise of this Warrant, the Company at its expense will cause independent




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certified public accountants of national standing selected by the Company (which may be the Company's auditors) to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of this Warrant, and will, on the written request at any time of the Holder of this Warrant, furnish to the Holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

        9. Notices of Record Date, etc. In the event of

                      (a) any taking by the Company of a record of the holders
               of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                      (b) any capital reorganization of the Company, any
               reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of the Company with or into, any other person, or

                      (c) any voluntary or involuntary dissolution, liquidation
              or winding-up of the Company,

then, and in each such event, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and
(ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any action is to be taken.

        10. Reservation of Stock, etc. Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this




COMMON STOCK PURCHASE WARRANT NO. 1 - Page 17
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Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

        11. Exchange of Warrant. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such Holder or as such Holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

        12. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

        13. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

        14. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

                      (a) title to this Warrant may be transferred by
               endorsement (by the Holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                      (b) any person in possession of this Warrant properly
               endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby;

                      (c) until this Warrant is transferred on the books of the
               Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary; and

                      (d) notwithstanding the foregoing, this Warrant may not be sold, transferred or assigned except pursuant to an effective registration statement under





COMMON STOCK PURCHASE WARRANT NO. 1 - Page 18
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               the Securities Act of 1933, as amended (the "Act"), or, pursuant to an applicable exemption therefrom (including in accordance with Regulation D promulgated under the Act).

        15. Registration Rights. The Company is obligated to register the shares of Common Stock issuable upon exercise of this Warrant in accordance with the terms of a Registration Rights Agreement between the Company and the Holder dated the date hereof.

        16. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder or, until any the Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

        17. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York, except where the Texas Business Corporation Act or other law applies. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                            [SIGNATURE PAGE FOLLOWS]




COMMON STOCK PURCHASE WARRANT NO. 1 - Page 19
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        DATED as of June 30, 1997.

                                    AUTOBOND ACCEPTANCE CORPORATION

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________





COMMON STOCK PURCHASE WARRANT NO. 1 - Page 20
(AutoBond Acceptance Corporation)





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                                    EXHIBIT A

                      FORM OF NOTICE OF EXERCISE - WARRANT

                (To be executed only upon exercise or conversion
                       of the Warrant in whole or in part)

To AutoBond Acceptance Corporation

        The undersigned registered holder of the accompanying Warrant hereby exercises such Warrant or portion thereof for, and purchases thereunder, ____________(2) shares of Common Stock (as defined in such Warrant) and herewith makes payment therefor of $__________ as of the date written below. The undersigned requests that the certificates for such shares of Common Stock be issued in the name of, and delivered to, _________________________________ whose address is ___________________________________________________________________.

        Upon exercise pursuant to this Notice of Exercise, the holder will be in compliance with the Limitation on Exercise (as defined in the Securities Purchase Agreement pursuant to which this Warrant was issued).

Dated:  ____________________

                                       ______________________________________
                                       (Name must conform to name of holder as
                                       specified on the face of the Warrant)

                                       By:___________________________________
                                         Name:_______________________________
                                         Title:______________________________

                                        Address of holder:
                                        _____________________________________
                                        _____________________________________
                                        _____________________________________

Date of exercise:_____________


____________
(2) Insert the number of shares of Common Stock as to which the accompanying Warrant is being exercised. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the accompanying Warrant, to the holder surrendering the same.


COMMON STOCK PURCHASE WARRANT NO. 1 - Page 21
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